SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
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Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐ Preliminary Proxy Statement
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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Global Self Storage, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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11 Hanover Square
New York, NY 10005
www.GLOBALSELFSTORAGE.us

New York, New York
August 15, 2017

Dear Fellow Stockholders,

It is our pleasure to invite you to the Annual Meeting ("Meeting") of Stockholders of Global Self Storage, Inc. (the "Company") to be held at The Down Town Association, 60 Pine Street, New York, NY 10005 on October 16, 2017.  The Meeting will be held at 11:00 a.m. ET.  Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.

At the Meeting, you will be asked to:  elect a Class I director (Proposal 1); approve the Company's 2017 Equity Incentive Plan (Proposal 2); approve the amendment and restatement of the Company's charter (Proposal 3); in the event Proposal 3 is not approved by stockholders, approve an amendment to the Company's charter to increase the number of authorized shares of the Company's common stock (Proposal 4); ratify the appointment of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 5); approve, on a non-binding, advisory basis, the Company's executive compensation (Proposal 6); and determine, on a non-binding, advisory basis whether the advisory vote on the Company's executive compensation should occur every one, two, or three years (Proposal 7).

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, HAS CONSIDERED EACH OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
PROPOSALS 1 THROUGH 6 AND "EVERY THREE YEARS" FOR PROPOSAL 7.

Your vote is important. Whether or not you plan to attend the Meeting, I urge you to vote your shares by proxy electronically through the Internet, by telephone, or, if you have requested and received a paper copy of the Proxy Statement, by completing, signing, and returning the paper Proxy Card enclosed with the Proxy Statement according to the instructions.

How to Vote

You may vote your shares by proxy in one of three ways:

Internet:	To vote via the Internet, go to www.AALvote.com/SELF and enter the control number found on the enclosed Proxy Card.

By phone:	To cast your vote by phone, please call toll-free (866) 804-9616. Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call.

By mail:	Complete the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

On behalf of the board of directors and management of the Company, I thank you for your continued support.

Sincerely,

Mark C. Winmill
President and CEO

Notice of Annual Meeting of Stockholders
To Be Held on October 16, 2017

New York, New York
August 15, 2017
To the Stockholders:
Notice is hereby given that the 2017 Annual Meeting of Stockholders (the "Meeting") of Global Self Storage, Inc., a Maryland corporation (the "Company," "we," "our," or "us"), will be held at The Down Town Association, 60 Pine Street, New York, NY 10005 on October 16, 2017 at 11:00 a.m. ET to consider and vote upon the following matters:
1.	To elect to the board of directors the nominee, William C. Zachary, as a Class I director to serve until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

2.	To approve the Company's 2017 Equity Incentive Plan.

3.	To approve the amendment and restatement of the Company's charter.

4.
In the event Proposal 3 is not approved by stockholders, to approve an amendment of the Company's charter to increase the number of authorized shares of the Company's common stock, $0.01 par value per share, from 19,900,000 shares to 499,900,000 shares.

5.	To ratify the appointment of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

6.	Advisory vote to approve the Company's executive compensation.

7.	Advisory vote to determine whether the advisory vote on the Company's executive compensation should occur every one, two, or three years.

8.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
Each of the proposals is discussed in the Proxy Statement attached to this Notice.  THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, HAS CONSIDERED EACH OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 THROUGH 6 AND "EVERY THREE YEARS" FOR PROPOSAL 7.  The board of directors of the Company has fixed the close of business on July 19, 2017 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting or any postponements or adjournments thereof.
Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 16, 2017:  This Notice of Annual Meeting of Stockholders, Proxy Statement, our 2016 Annual Report to Stockholders, and the means to authorize proxies by Internet or telephone are available at http://www.viewproxy.com/GlobalSelfStorage/2017. You will need to enter the control number found on your Proxy Card to access these materials via the Internet.
Admittance to the Annual Meeting of Stockholders will be limited to stockholders as of the record date, or their duly appointed proxies.  In the interest of safety, all boxes, handbags, and briefcases are subject to inspection.  Cameras (including cell phones with photographic capability), recording devices, and other electronic devices are not permitted at the Meeting.
Please complete, sign, and date the enclosed Proxy Card.  The Proxy Card should be returned in the enclosed envelope, which needs no postage if mailed in the United States.  Instructions for the proper execution of proxies are set forth inside the Proxy Statement.  We ask your cooperation in completing and returning your proxy promptly.  The enclosed proxy is being solicited on behalf of the board of directors of the Company.

Sincerely,
John F. Ramírez
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.
1.	Individual Accounts:	Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts:	Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts:	The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Director
Trust Accounts
(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

STATEMENT ON FORWARD LOOKING INFORMATION
Certain information presented in this Proxy Statement contains "forward-looking statements" within the meaning of the federal securities laws including, but not limited to, the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). Forward looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. In some cases, forward looking statements can be identified by terminology such as "believes," "expects," "estimates," "may," "will," "should," "anticipates" or "intends," or the negative of such terms or other comparable terminology, or by discussions of strategy. We may also make additional forward looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. All forward-looking statements, including without limitation, management's examination of historical operating trends and estimates of future earnings, are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith, but there can be no assurance that management's expectations, beliefs and projections will result or be achieved.
All forward looking statements apply only as of the date made. Except as required by law, we undertake no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in or contemplated by this Proxy Statement. Any forward-looking statements should be considered in light of the risks referenced in "Item 1A. Risk Factors" included in our most recent registration statement on Form 10. Such factors include, but are not limited to:
•
general risks associated with the ownership and operation of real estate, including changes in demand, risks related to development of self storage facilities, potential liability for environmental contamination, natural disasters and adverse changes in tax, real estate and zoning laws and regulations;

•	risks associated with downturns in the national and local economies in the markets in which we operate, including risks related to current economic conditions and the economic health of our customers;
•	the impact of competition from new and existing self storage and commercial facilities and other storage alternatives;
•	difficulties in our ability to successfully evaluate, finance, integrate into our existing operations, and manage acquired and developed facilities;
•	risks related to our development of new facilities and/or participation in joint ventures;
•	risks of ongoing litigation and other legal and regulatory actions, which may divert management's time and attention, require us to pay damages and expenses or restrict the operation of our business;
•
the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing the environment, taxes and our tenant reinsurance business and real estate investment trusts ("REITs"), and risks related to the impact of new laws and regulations;

•	risk of increased tax expense associated either with a possible failure by us to qualify as a REIT, or with challenges to intercompany transactions with our taxable REIT subsidiaries;
•	changes in federal or state tax laws related to the taxation of REITs, which could impact our status as a REIT;
•	security breaches or a failure of our networks, systems or technology could adversely impact our business, customer and employee relationships;
•	our ability to obtain and maintain financing arrangements on favorable terms;
•	market trends in our industry, interest rates, the debt and lending markets or the general economy;
•	the timing of acquisitions and our ability to execute on our acquisition pipeline;
•	general volatility of the securities markets in which we participate;
•	changes in the value of our assets;
•	changes in interest rates and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
•	our ability to continue to qualify and maintain our qualification as a REIT for U.S. federal income tax purposes;
•	availability of qualified personnel;
•	estimates relating to our ability to make distributions to our stockholders in the future; and
•	economic uncertainty due to the impact of terrorism or war.

TABLE OF CONTENTS

INTRODUCTION		1
QUESTIONS AND ANSWERS REGARDING THE PROPOSALS		1
PROPOSAL 1:	TO ELECT TO THE BOARD OF DIRECTORS THE NOMINEE, WILLIAM C. ZACHARY, AS A CLASS I DIRECTOR TO SERVE UNTIL THE 2020 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.	4
CURRENT BOARD MEMBERS		5
EXECUTIVE AND OTHER OFFICERS		8
CORPORATE GOVERNANCE		9
PROPOSAL 2:	TO APPROVE THE COMPANY'S 2017 EQUITY INCENTIVE PLAN.	12
PROPOSAL 3:	TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CHARTER.	18
PROPOSAL 4:	IN THE EVENT PROPOSAL 3 IS NOT APPROVED BY STOCKHOLDERS, TO APPROVE AN AMENDMENT OF THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 19,900,000 SHARES TO 499,900,000 SHARES.	21
PROPOSAL 5:	TO RATIFY THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.	21
PROPOSAL 6:	ADVISORY VOTE TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION.	23
PROPOSAL 7:	ADVISORY VOTE TO DETERMINE WHETHER THE ADVISORY VOTE ON THE COMPANY'S EXECUTIVE COMPENSATION SHOULD OCCUR EVERY ONE, TWO, OR THREE YEARS.	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS		27
ADDITIONAL INFORMATION		29
APPENDIX A:	2017 EQUITY INCENTIVE PLAN	A-1
APPENDIX B:	ARTICLES OF AMENDMENT AND RESTATEMENT	B-1

_________________________

PROXY STATEMENT
_________________________

Annual Meeting of Stockholders
To Be Held on October 16, 2017

INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Global Self Storage, Inc., a Maryland corporation (the "Company," "we," "our," or "us"), to be voted at the Annual Meeting of Stockholders of the Company to be held at The Down Town Association, 60 Pine Street, New York, NY 10005 on October 16, 2017 at 11:00 a.m. ET (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the "Meeting").

The Board has fixed the close of business on July 19, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the "Record Date").  It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about August 15, 2017.

On the Record Date, 7,619,469 shares of the Company's common stock were outstanding.  Each outstanding share is entitled to one vote on each of the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted "FOR" Proposals 1 through 6 and "EVERY THREE YEARS" for Proposal 7.  Any stockholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K (FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC")), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 11 HANOVER SQUARE, 12TH FLOOR, NEW YORK, NEW YORK 10005 OR BY TELEPHONE TOLL-FREE AT 1-800-937-5449.  OUR ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposals in "Question and Answer" format.  If you have any questions about the proposals or how to vote your shares, please call (833) 501-4812.

Question:	What proposals will be acted upon at the Meeting?
A.
At the Meeting, you will be asked to:  elect to the board of directors the nominee, William C. Zachary, as a Class I director to serve until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies (Proposal 1); approve the Company's 2017 Equity Incentive Plan (Proposal 2); approve the amendment and restatement of the Company's charter (Proposal 3); in the event Proposal 3 is not approved by stockholders, approve an amendment of the Company's charter to increase the number of authorized shares of the Company's common stock, $0.01 par value per share, from 19,900,000 shares to 499,900,000 shares (Proposal 4); ratify the appointment of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 5); approve, on a non-binding, advisory basis, the Company's executive compensation (Proposal 6); and determine, on a non-binding, advisory basis whether the advisory vote on the Company's executive compensation should occur every one, two, or three years (Proposal 7).

Question:	How does the Board recommend that I vote?
A.
After careful consideration of the proposals, the Board, including all those members who are nonemployee independent directors, as defined under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the "Exchange Act"), and Nasdaq listing rules (the "Independent Directors"), unanimously approved each proposal and recommends that you vote in favor of Proposals 1 through 6 and "every three years" for Proposal 7.  The reasons for the Board's recommendations are discussed in more detail in this Proxy Statement.

Question:	What are stockholders being asked to approve in Proposal 1?
A.
Stockholders are being asked to elect to the Board the nominee, William C. Zachary (the "Nominee"), as a Class I director to serve until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.  Mr. Zachary has served on the Board since 2016 and has experience serving on the board of another self storage company and experience in underwriting finance, in addition to his experience with financial, accounting,  regulatory, and board operational  matters.

Question:	What are stockholders being asked to approve in Proposal 2?
A.
The Company proposes the adoption of a 2017 Equity Incentive Plan (the "Plan"), which would be a long term equity incentive plan intended to facilitate the use of equity based incentives and rewards for officers, employees, directors, and/or consultants of the Company and its affiliates.  The Company does not currently have an equity based compensation plan. The Plan reflects the Company's philosophy that compensation should reward executives for individual performance and, at the same time, align the interests of executives and others with those of stockholders.  To implement that philosophy, the Company is seeking stockholder approval to offer its officers, employees, directors, and others, among other things, the grant of stock options and other equity based awards under the Plan. Through this compensation structure, the Company aims to reward above average corporate performance and recognize individual initiative and achievements.

Question:	What are stockholders being asked to approve in Proposal 3?
A.
The Company's current charter is based on its previous operations as a company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and includes provisions common to charters of companies registered under the Investment Company Act. Since the Company is no longer registered under the Investment Company Act, its current charter, including these provisions and references to the Investment Company Act, is now inconsistent with the Company's current operations and inhibits its ability to further develop and operate as a real estate investment trust ("REIT") and, in some cases, if retained, could put us at a competitive disadvantage compared to our publicly-traded REIT peers. Accordingly, stockholders are being asked to approve an amendment and restatement of the Company's charter, as set forth in the articles of amendment and restatement attached hereto as Appendix B (the "REIT Charter"), which would substantially replace the Company's current charter in its entirety to reflect the Company's current operations as a REIT and more closely align our charter to those of our publicly-traded REIT peers.

Our Board considers the adoption of the REIT Charter to be a critical step that the Company needs to take in order for the Company to implement its growth plan and significantly expand the Company's self storage portfolio.  The Company's current charter contains significant limitations on the Company's ability to raise capital and severely limits the capital raising choices available to our Board.  For example, the Company, under its current charter, is only permitted to issue up to 20,000,000 shares. The Company's current charter also limits its ability to issue shares having an aggregate fair market value of $1,000,000 or more and to pursue debt financing in excess of $1,000,000, subject to certain exceptions.  Some of these limitations address specific issues that are applicable to companies registered under the Investment Company Act.  Because we are no longer registered under the Investment Company Act, these limitations no longer have relevance to our business or regulatory structure and they are standing in the way of our growth plans and significantly limiting the capital raising choices available to our Board as it directs the implementation of this plan.
Additionally, among the requirements to maintain the Company's qualification as a REIT, no more than 50% in value of the Company's outstanding shares may be owned, directly or constructively, by five or fewer individuals during the last half of any calendar year. To assist the Company in preserving its REIT qualification, the REIT Charter also includes provisions which restrict stockholder concentration of our outstanding shares in a manner that could threaten the Company's status as a REIT.  These provisions, among other matters, would generally prohibit any stockholder from beneficially or constructively owning more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding capital stock or more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding common stock.  Through the implementation of this ownership limitation, the Company is able to ensure that no more than 50% in value of the Company's outstanding shares ends up being owned by five or fewer individuals.

As part of the implementation of the REIT Charter, important corporate governance best practices will also be adopted, including, among others, the declassification of our Board.
See "PROPOSAL 3: TO APPROVE THE COMPANY'S ARTICLES OF AMENDMENT AND RESTATEMENT" for a discussion of the REIT Charter.
Question:	What are stockholders being asked to approve in Proposal 4?
A.
In the event stockholders do not approve the REIT Charter in Proposal 3, stockholders are being asked to approve an amendment to the Company's charter to increase the number of authorized shares of the Company's common stock, $0.01 par value per share, from 19,900,000 shares to 499,900,000 shares (the "Amendment"). The Amendment would not change the number of authorized shares of the Company's preferred stock.

As of the Record Date, 7,619,469 shares of the Company's common stock were outstanding. Increasing the number of authorized shares would afford the Company greater flexibility (like many of its publicly-traded REIT peers) in connection with, among other things, acquisitions, equity offerings, equity awards, and/or private placements, in order to grow the Company's business.

Question:	What are stockholders being asked to approve in Proposal 5?
A.
Although the Board has sole authority to appoint, re-appoint, and dismiss the independent registered public accounting firm, it is seeking the opinion of the stockholders regarding its appointment of Tait, Weller & Baker LLP ("TWB") as the independent registered public accounting firm.  For this reason, stockholders are being asked to ratify this appointment.  If stockholders ratify the appointment of TWB as the independent registered public accounting firm, the Board will take that fact into consideration, but may, nevertheless, dismiss TWB. If stockholders do not ratify the appointment of TWB as the independent registered public accounting firm, the Board will take that fact into consideration, but may, nevertheless, continue to retain TWB.

Question:	What are stockholders being asked to approve in Proposals 6 and 7?
A.
Stockholders are being asked to approve, on a non-binding, advisory basis, the Company's executive compensation and determine, on a non-binding, advisory basis, whether the advisory vote on the Company's executive compensation should occur every one, two, or three years. These "say-on-pay" and "say-when-on-pay" votes are non-binding, advisory votes on whether and how often to approve the Company's executive compensation as disclosed pursuant to the SEC's compensation disclosure rules.

Question:	What number should I call if I have questions?
A.
We will be pleased to answer your questions about this proxy solicitation.  We have retained the services of Alliance Advisors to assist us with the solicitation for this meeting. If you have any questions regarding the proposals, or need assistance voting your shares, please contact Alliance Advisors toll free at (833) 501-4812 with any questions. Representatives are available Monday through Friday, 9:00 a.m. to 5:00 p.m. ET.

Question:	How do I vote?
A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.  You may also authorize a proxy to vote your shares by phone by calling the Company's proxy solicitor, Alliance Advisors, toll free at (866) 804-9616.  To authorize a proxy to vote your shares via the Internet, go to www.AALvote.com/SELF and enter the control number found on the enclosed proxy card.

If you are a record holder of one or more of the Company's shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver's license or passport.

If you hold shares of the Company through a bank, broker, or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver's license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form or a letter from your bank, broker, or other nominee's statement indicating ownership as of the record date for the Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, HAS CONSIDERED EACH OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
PROPOSALS 1 THROUGH 6 AND "EVERY THREE YEARS" FOR PROPOSAL 7.

PROPOSAL 1:	TO ELECT TO THE BOARD OF DIRECTORS THE NOMINEE, WILLIAM C. ZACHARY, AS A CLASS I DIRECTOR TO SERVE UNTIL THE 2020 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

The Board is currently divided into three classes: Class I, Class II, and Class III.  The term of the Class I director shall last until the annual meeting of stockholders held in 2017 and until his successor is elected and qualifies. The term of the Class II directors shall last until the annual meeting of stockholders held in 2018 and until their successors are elected and qualify. The term of the Class III directors shall last until the annual meeting of stockholders held in 2019 and until their successors are elected and qualify.  At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualify. In the REIT Charter, we have proposed to declassify the Board. Subject to stockholder approval of the REIT Charter, we intend to phase out Board classes, and directors whose terms are expiring are expected to be elected for one year terms. If the REIT Charter is approved, then the Board is expected to be fully declassified by our 2020 Annual Meeting of Stockholders.

Upon the recommendation of the Board's nominating committee (the "Nominating Committee") for nomination by the Board as a candidate for election as a director, with the unanimous approval of the Independent Directors and the Continuing Directors (as defined in the Company's governing documents), the Board has nominated William C. Zachary for election as a Class I director to serve for a three year term and until his successor is duly elected and qualifies. The Nominee currently serves as a director of the Company.

In considering the Nominee for election, the Board evaluated the Nominee's background and his oversight and service as a member of the Board.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the Nominee should be elected as a director, the Board considered and evaluated the Nominee's relevant knowledge, experience, expertise, and independence.  The Nominee has served on the Board since 2016 and has experience serving on the board of another self storage company. The Nominee has experience in underwriting finance and with financial, accounting, regulatory, and board operational matters as a result of his professional background and his service as a director on the board of directors of another self storage company. In addition, the Board considered the Nominee's experience with financial matters generally as a result of his relevant experience.

The Nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the Nominee unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the Nominee. If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the election of the Nominee.  Should the Nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board may recommend. The address of record for the Nominee is 11 Hanover Square, 12th Floor, New York, New York 10005.

The following table sets forth certain information concerning the Nominee for Class I director of the Company, based upon information furnished by such director:

Name and Date of Birth	Position(s) Held with the Company	Director Since	Principal Occupation(s) and Directorship(s) for the Past Five Years

INDEPENDENT NOMINEE

WILLIAM C. ZACHARY December 9,1964	Class I director	2016
He is a director of the Company.  Since 2011, he has been Director of Municipal Finance at SunLight General Capital, an owner and developer of solar energy systems located at schools, municipal buildings, and other small, institutional users. Prior to that, he was the head of Municipal Finance at Société Générale. He previously served as a Tuxis director from 2014 to 2016. He was selected to serve on our Board because of his prior experience serving on the board another self storage company and his experience in underwriting finance.

Vote Required

As set forth in the Company's bylaws, except as otherwise provided in the charter and notwithstanding any other provision of Maryland law, unless all nominees for director are approved by a majority of the Continuing Directors (as such term is defined in the Company's governing documents), the affirmative vote of the holders of at least 80% of the outstanding shares of all classes of voting stock, voting together, shall be required to elect a director.  However, if all nominees for director are approved by a majority of the Continuing Directors, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director. Inasmuch as the election of the Nominee was approved by a majority of the Continuing Directors, a plurality of all the votes cast at the Meeting at which a quorum is present shall be sufficient to elect the Nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEE.

CURRENT BOARD MEMBERS

In addition to the Nominee for Class I director set forth above, the Board is comprised of the individuals listed below. The information relating to each individual was furnished by such individual.

Name, Address,(1) and Date of Birth	Position(s) Held with the Company	Director Since	Principal Occupation(s) and Directorship(s) for the Past Five Years

INTERESTED DIRECTORS

MARK C. WINMILL(2) November 26, 1957	Class III director, Chairman, President, Chief Executive Officer	2012
He is Chairman, President, Chief Executive Officer, and a director of the Company and its subsidiaries. He is also President, Chief Executive Officer, and a director of Tuxis (a real estate development company) and its subsidiaries.  He is Vice President of Dividend and Income Fund, Foxby Corp., and Midas Series Trust (collectively, the "Funds") and Chief Investment Strategist of Midas Management Corporation (a registered investment adviser). He is Executive Vice President and a director of Winmill & Co. Incorporated (a holding company) ("Winco"). He is a principal of Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers and, collectively, the "Broker-Dealers"). He was selected to serve on our Board because of his experience and extensive knowledge of the self storage industry and his knowledge of and experience with the Company.(3)

Name, Address,(1) and Date of Birth	Position(s) Held with the Company	Director Since	Principal Occupation(s) and Directorship(s) for the Past Five Years

THOMAS B. WINMILL, ESQ.(2) PO Box 4 Walpole, NH 03608 June 25, 1959	Class II director	1997
He is a director of the Company. He is also President, Chief Executive Officer, General Counsel, and a director or trustee of the Funds. He is President, Chief Executive Officer, General Counsel, and a director of Bexil Adviser LLC and Midas Management Corporation (registered investment advisers and, collectively, the "Advisers")., the Broker-Dealers, Bexil Corporation (a holding company) ("Bexil"), and Winco. He is a director of Bexil American Mortgage Inc. ("Bexil American"). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He was selected to serve on our Board because of his experience and extensive knowledge of financial, accounting, regulatory, investment, and board operational matters.(3)

INDEPENDENT DIRECTORS

RUSSELL E. BURKE III August 23, 1946	Class III director	2016
He is a director of the Company. He is also President of Ninigret Trading Corporation, an art investment and appraisal company. He is a Board Member of the New Britain Museum of American Art. He previously served as a director of Tuxis from 1997 to 2016.  He was selected to serve on our Board because of his prior experience serving on the board of a self storage company and his experience and extensive knowledge of the self storage industry.

GEORGE B. LANGA August 31, 1962	Class II director	2016
He is a director of the Company.  He is also Executive Vice President of Millbrook Real Estate, LLC, licensed real estate brokers in NY and CT. He specializes in premium Estates, Development, Land, Commercial and Agricultural Properties.  He was selected to serve on our Board because of his experience with and extensive knowledge of commercial real estate transactions, marketing, and management.

(1)	Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	He may be deemed to be an "interested person" of the Company due to his role as an officer and director of the Company. Mark C. Winmill and Thomas B. Winmill are brothers.
(3)	The Funds, Tuxis, the Advisers, Winco, the Broker-Dealers, Bexil, and Bexil American may be deemed to be affiliates of the Company.

Board Committees and Board Meetings
Audit Committee.  The Board has an audit committee ("Audit Committee"), comprised of the Independent Directors.  The purpose of the Audit Committee is to meet with the Company's independent registered public accounting firm ("independent registered public accounting firm") to review its financial reporting, external audit matters, and fees charged by the independent registered public accounting firm and to evaluate the independence of the independent registered public accounting firm.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the independent registered public accounting firm and to review any other relevant matter to seek to provide integrity and accuracy in the Company's financial reporting.  The Audit Committee met five times during the fiscal year ended December 31, 2016.  A current copy of the Company's Audit Committee Charter is available on the Company's website at www.GlobalSelfStorage.us.

Compensation Committee.  The Board has a compensation committee ("Compensation Committee"), comprised of the Independent Directors.  The role of the Compensation Committee is to assist the Board by: (i) making decisions on the compensation of the Company's executive officers; and (ii) assisting the Board with other related tasks, as assigned from time to time. The Compensation Committee met one time during fiscal year ended December 31, 2016.  A current copy of the Company's Compensation Committee Charter is available on the Company's website at www.GlobalSelfStorage.us.

Nominating Committee.  The Board has a Nominating Committee, comprised of the Independent Directors. The primary purposes and responsibilities of the Nominating Committee are:  (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee charter, the Company's bylaws or resolutions of the Board; (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors; and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee met one time during fiscal year ended December 31, 2016.  A current copy of the Company's Nominating Committee Charter is available on the Company's website at www.GlobalSelfStorage.us.

Executive Committee.  The Board has an executive committee (the "Executive Committee"), comprised of Mark C. Winmill, which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee did not meet during the fiscal year ended December 31, 2016.

Committee of Continuing Directors. The Company has a committee of continuing directors (the "Committee of Continuing Directors") which may meet from time to time, to take such actions as are required by the governing documents of the Company.  The Committee of Continuing Directors is comprised of Messrs. Burke, Langa, Zachary, Mark Winmill, and Thomas Winmill. The Committee of Continuing Directors did not meet during the fiscal year ended December 31, 2016.

For the fiscal year ended December 31, 2016, the current Board held one regularly scheduled meeting and eight special meetings. For the fiscal year ended December 31, 2016, each of the directors currently in office attended at least 75% of the total number of meetings of the Board and of all committees of the Board held during the period in which he served.  The Company does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance.  The Company was not required to and did not hold an annual meeting of stockholders for the fiscal year ended December 31, 2016.

Director Compensation
Currently, the Independent Directors are paid an annual retainer of $2,000, payable semi-annually, a fee of $6,000 for each semi-annual Board meeting attended, $250 for each special Board meeting attended, $250 for each committee meeting attended, and $500 per annum per committee chaired.  Each Independent Director is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.
A summary of the compensation and benefits for the directors of the Company for the fiscal year ended December 31, 2016 is shown in the following table:

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Independent Directors:
Russell E. Burke III	$12,250	$—	$12,250
George B. Langa	$12,250	$—	$12,250
William C. Zachary	$12,250	$—	$12,250
Interested Directors:
Mark C. Winmill	$—	$—	$—
Thomas B. Winmill	$—	$—	$—

Qualifications of the Board
Each director's background and his oversight and service as a member of other boards of directors was evaluated in determining whether he should serve as a director of the Company. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director of the Company, each director's relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Burke was selected to serve on our Board because of his prior experience serving on the board of another self storage company and his experience and extensive knowledge of the self storage industry. Mr. Langa was selected to serve on our Board because of his experience with and extensive knowledge of commercial real estate transactions, marketing, and management. Mr. Zachary was selected to serve on our Board because of his prior experience serving on the board of another self storage company and his experience in underwriting finance. Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as a result of his service as an officer and director for more than 20 years of the Funds. Each of the directors has experience with financial, accounting, regulatory, and board operational matters as a result of his service as a director on our Board and other boards of directors.

EXECUTIVE AND OTHER OFFICERS
The executive and other officers, other than those who serve as directors, and their relevant biographical information are set forth below, based on the information furnished by such officer:
Name and Date of Birth	Position(s) Held with the Company	Officer Since*	Principal Occupation(s) and Directorship(s) for the Past Five Years

Ryan S. Dayhoff January 6, 1983	Vice President, Customer Operations	2017	He is Vice President, Customer Operations of the Company. Previously, he served in various roles at Extra Space Storage, including District Manager, from 2007 to 2017.

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Associate General Counsel, Vice President, and Assistant Secretary	2014
He is Chief Compliance Officer, Associate General Counsel, Vice President and Assistant Secretary of the Company. He is also Chief Compliance Officer, Chief Legal Officer, Vice President, and Assistant Secretary of the Funds, the Advisers, the Broker-Dealers, Bexil, Tuxis, and Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment advisers from 2008 to 2014.

Heidi Keating March 28,1959	Vice President	1997	She is Vice President of the Company. She is also Vice President of the Funds, the Advisers, the Broker-Dealers, Bexil, Tuxis, and Winco.

Robert J. Mathers May 5, 1967	Vice President, Property Operations	2012	He is Vice President, Property Operations of the Company. He is also Vice President of Tuxis.

Thomas O'Malley July 22, 1958	Chief Financial Officer, Chief Accounting Officer, Treasurer, Vice President	2005
He is Chief Financial Officer, Chief Accounting Officer, Treasurer, and Vice President of the Company. He is also Chief Financial Officer, Chief Accounting Officer, Treasurer, and Vice President of the Funds, the Advisers, the Broker-Dealers, Bexil, Tuxis, and Winco. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Secretary, Vice President	2005
He is General Counsel, Chief Legal Officer, Vice President, and Secretary of the Company. He is also General Counsel, Chief Legal Officer, Vice President, and Secretary of Tuxis. He is Vice President and Secretary of the Funds, Advisers, the Broker-Dealers, Bexil, and Winco. He also is a member of the New York and Pennsylvania State Bars.

Angelito Sarabia November 18, 1963	Controller	2013	He is Controller of the Company. Previously, he was a senior accountant at Green Chimneys, a non-profit focused on children's services, from 2011 to 2013.

*
Officers hold their positions with the Company until a successor has been duly elected and qualifies. Officers are generally elected annually. Ryan Dayhoff joined the Company in April 2017. The other officers were last elected on December 22, 2016.

CORPORATE GOVERNANCE

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics in compliance with rules of the SEC that applies to all of our personnel, including our Board, Chief Executive Officer, and Chief Financial Officer.  The Code of Conduct and Ethics is available free of charge on the "Governance Documents" section of our website at www.GlobalSelfStorage.us. We intend to satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding amendments to, or waivers from, provisions of our Code of Conduct and Ethics by posting such information on our web site at the address specified above.

Director Independence

The Nasdaq listing rules generally require that a majority of the members of a listed company's board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company's audit, compensation, and governance committees be independent.

Accordingly, the Board has evaluated the independence of its members based upon the rules of the Nasdaq Stock Market and the SEC and the transactions referenced under "Certain Relationships and Related Party Transactions" in this Proxy Statement. Applying these standards, the Board determined that none of the directors who currently serve, other than Messrs. Mark and Thomas Winmill, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that Messrs. Burke, Langa, and Zachary are "independent" as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Messrs. Mark and Thomas Winmill are not considered independent because they are officers of the Company and/or its affiliates. The Board also determined that each non-employee director who serves as a member of the Audit, Compensation, and Nominating Committees satisfies the independence standards for such committee established by the SEC and the Nasdaq Listing Rules, as applicable.

Current Board Leadership Structure and Oversight Responsibilities

The Board is responsible for the oversight of the Company's operations. The Board is currently composed of five members, three of whom are Independent Directors. As described above, the Board has established five standing committees, audit, compensation, nominating, executive, and Continuing Directors (as such term is defined in the Company's governing documents), and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The inclusion of all Independent Directors as members of the audit, compensation, nominating, and Continuing Directors committees allows all the Independent Directors to participate in the full range of the Board's oversight duties, including oversight of risk management processes discussed below.
The Board has designated Mr. Mark C. Winmill to serve as the Chairman of the Board (the "Chairman"). Mr. Winmill has been active in the real estate and self storage industries for over 15 years as chief executive officer and in other capacities. The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Directors and Company management. The Chairman of the Board is an "interested person" of the Company. The Independent Directors have not appointed a lead Independent Director. The Independent Directors believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Company management in carrying out their responsibilities. The Independent Directors also regularly meet among themselves in executive session or otherwise and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Company management and the Board. The Chairman may also perform such other functions as may be requested by the directors from time to time. Designation as Chairman does not impose on such director any duties or standards greater than or different from other directors. The directors believe that the Board's leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors, is appropriate given the characteristics and circumstances of the Company.

Declassified Board
In the REIT Charter, we have proposed to declassify the Board. Subject to stockholder approval of the REIT Charter, we intend to phase out Board classes, and directors whose terms are expiring are expected to be elected for one year terms. If the REIT Charter is approved, then the Board is expected to be fully declassified by our 2020 Annual Meeting of Stockholders. For more information regarding the declassification of the Board, see "Proposal 3: To approve the amendment and restatement of the Company's charter" in this Proxy Statement.

Risk Oversight

The operation of the Company generally involves a variety of risks. As part of its oversight of the Company, the Board oversees risk management through various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from, among others, the Company's management, including the Company's Chief Compliance Officer, the Company's independent registered public accounting firm, outside legal counsel, and others, as appropriate, regarding risks faced by the Company and the extent of its risk management programs.  Although the Company's risk management program is designed to be effective, there is no guarantee that it will anticipate or mitigate all risks.  Not all risks that may affect the Company can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Company.

Information Regarding the Company's Process for Nominating Director Candidates
In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Company's current directors, (ii) the Company's officers, (iii) the Company's affiliates, (iv) the Company's stockholders, and (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee may, but is not required to, retain a third party search firm at the Company's expense to identify potential candidates. The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Pursuant to the Company's governing documents, to qualify as a nominee for a directorship, an individual, at the time of nomination, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Company, and (B) shall have a master's degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the SEC; or (ii) shall be a current director of the Company. In addition, to qualify as a nominee for a directorship or election as a director, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the "Policy"), adopted by the Board on July 8, 2003, as subsequently amended or modified, and (ii) an individual who is not an incumbent director shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a director.  The Nominating Committee, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications.  Any individual who does not satisfy the qualifications set forth under the foregoing provisions of this section shall not be eligible for nomination or election as a director.  In addition, no person shall be qualified to be a director unless the Nominating Committee, in consultation with counsel to the Company, has determined that such person, if elected as a director, would not cause the Company to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Company's charter, or any general policy adopted by the Board regarding either retirement age or the percentage of interested persons and non-interested persons to comprise the Company's Board.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in the Nominating Committee charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the  Nominating Committee).

A candidate for nomination as a director submitted by a stockholder will not be deemed to be properly submitted to the Nominating Committee for the Nominating Committee's consideration unless the following qualifications have been met and procedures followed:

1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least 5% of the Company's common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at an annual meeting of stockholders.

2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

3. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the first anniversary date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders.

4. The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "Candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Company owned of record or beneficially by the Candidate, as reported to such Nominating Stockholder by the Candidate; (D) any other information regarding the Candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to the Exchange Act; (E) whether the Nominating Stockholder believes that the Candidate is or will be an Independent Director and, if believed not to be an "independent director," information regarding the Candidate that will be sufficient for the Company to make such determination; and (F) information as to the Candidate's knowledge of the Company's industry, experience as a director or senior officer of public companies, and educational background; (ii) the written and signed consent of the Candidate to be named as a nominee and to serve as a director if elected; (iii) the written and signed agreement of the Candidate to complete a directors' and officers' questionnaire if elected; (iv) the Nominating Stockholder's consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Company's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the Candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. "Associated Person of the Nominating Stockholder" as used herein means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5. The Nominating Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the requirements of the Nominating Committee charter or to determine the qualifications and eligibility of the Candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such Candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee charter.  The Nominating Committee charter, as amended, was approved by the Board on May 11, 2017.

Audit Committee Financial Expert

The Board has determined that it has three "audit committee financial experts" (as that term is defined under SEC rules implementing Section 407 of the Sarbanes-Oxley Act) serving on its Audit Committee, each of whom are "independent" directors that satisfy the heightened audit committee independence requirements under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.  Further, each member of the Audit Committee possesses the requisite financial sophistication, as defined under the applicable rules and regulations of Nasdaq.

Whistleblower Procedures

The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. If you wish to contact the Audit Committee to report complaints or concerns relating to the financial reporting of the Company, you may do so by delivering the report via regular mail, which may be mailed anonymously, to the Audit Committee Chair, c/o Global Self Storage Inc., 11 Hanover Square, New York, New York 10005.

PROPOSAL 2:	TO APPROVE THE COMPANY'S 2017 EQUITY INCENTIVE PLAN.

Our stockholders are being asked to vote at our annual meeting on a proposal to approve the adoption of a 2017 Equity Incentive Plan (the "Plan").  The Plan was approved by our Compensation Committee on July 7, 2017, and by our Board on July 7, 2017. The Company does not currently have an equity incentive plan.
If approved, the Plan will be the sole plan available to us to provide equity incentive compensation to eligible participants.  If the Plan is approved, 760,000 shares of common stock will be authorized and reserved for grant.  Our Compensation Committee and Board believe that the Plan is in the best interests of our stockholders because equity based awards can help to attract, motivate, and retain talented employees, members of our Board, and other service providers, align employee and stockholder interests, link employee compensation with our performance, and maintain a culture based on employee share ownership.  Accordingly, we are seeking stockholder approval of the Plan.
Summary of the Provisions of the Company's 2017 Equity Incentive Plan
The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is attached hereto as Appendix A. Any Plan terms not defined herein shall have the meaning ascribed to them in the Plan.
Purpose
The purpose of the Plan is to:
•	Attract and retain qualified key employees and other service providers; and
•	Encourage their efforts to make our business more successful, whether directly or through its subsidiaries or other affiliates.
Eligible Participants
Qualified key employees, directors, officers, advisors, consultants, and other personnel of ours and our subsidiaries are eligible to participate in the Plan.  In addition, our Compensation Committee may approve the participation of other persons expected to provide significant services to us or our subsidiaries.  Our Compensation Committee may also determine that employees of our affiliates may participate in the Plan.  Eligibility for awards under the Plan generally is determined by our Compensation Committee.
Administration of the Plan
Our Compensation Committee has the authority to, among other things:
•	Administer and interpret the Plan and any award;
•	Authorize the granting of awards to eligible participants;
•	Determine the eligibility of eligible participants to receive an award;
•
Determine the number of shares to be covered under any award agreement, considering the position and responsibilities of the eligible participants, the nature and value to us of the eligible participants' present and potential contribution to our success, whether directly or through our subsidiaries, and such other factors as our Compensation Committee may deem relevant;

•	Approve the form of award agreement;
•	Determine the terms applicable to each award, which may differ among individual awards and participants, and may include performance goals;
•	Accelerate at any time the exercisability or vesting of all or any portion of any award;
•	Extend at any time the period in which options or share appreciation rights may be exercised, provided that such awards cannot have a term longer than 10 years;
•	Determine the extent to which the transferability of shares issued or transferred pursuant to an award is restricted;
•	Decide all disputes arising in connection with the Plan; and
•	Otherwise supervise the administration of the Plan.

Nevertheless, grants to members of our Compensation Committee will be made and administered by our Board rather than our Compensation Committee.  References below to our Compensation Committee include a reference to our Board for those awards with respect to which our Board is acting as administrator.
Available Shares
If the Plan is approved, 760,000 shares of common stock are intended to be authorized and reserved for grant. While equity grants are an important part of our compensation program, we are mindful of our responsibility to our stockholders to appropriately limit the dilution caused by equity awards granted as a form of compensation.  We believe the 760,000 shares of common stock authorized and reserved should be sufficient to incentivize and compensate our key employees and service providers for several years.
We believe that having an equity incentive plan in place with a sufficient number of shares is critical to our ability to attract, retain, and motivate employees in a highly competitive marketplace and ensures that our executive compensation is structured in a manner that aligns the executives' interests with our success.
The numbers of shares available for grant under the Plan at any given time will include:
•	Shares subject to outstanding awards made under the Plan that are later cancelled, expire, are forfeited, or lapse for any reason; and
•	Shares subject to any restricted share unit, dividend equivalent right, or other equity based award (other than share options and share appreciation rights) that are settled in cash.
In addition, awards granted in substitution, assumption, continuation, or adjustment of awards remaining available for grant under the Plan pursuant to a change in control or other corporate transaction are not expected to count against the number of shares remaining available for issuance under the Plan. Furthermore, the shares available under a stockholder approved plan of an entity acquired by us are not expected to be available for awards granted to individuals who were not employees of ours immediately before such acquisition, and are not expected to count against the number of shares remaining available for issuance under the Plan.
Awards Under the Plan
The Plan authorizes grants of incentive and nonqualified share options, share appreciation rights, restricted shares, restricted share units, dividend equivalent rights, and other forms of equity based compensation.
Our Compensation Committee (or our Board with respect to awards made to members of the Compensation Committee) determines the terms and conditions of each award at the time of grant, including whether payment of awards may be subject to the achievement of performance goals, consistent with the provisions of the Plan.
Share Options.  The terms of specific options, including whether options shall constitute "incentive stock options" for purposes of Section 422(b) of the Code, and any applicable vesting conditions, will be determined by our Compensation Committee.  The exercise price (as defined in the Plan) of an option will be determined by our Compensation Committee and reflected in the applicable award agreement.  The exercise price may not be lower than 100% (110% in the case of an incentive share option granted to a 10% stockholder) of the fair market value (as defined in the Plan) of our common shares on the date of grant.  Each option will expire after the period specified in the award agreement (as may be extended by our Compensation Committee), which will not exceed ten years from the date of grant (or five years for an incentive share option granted to a 10% stockholder).  Options will be exercisable at such times and subject to such terms as determined by our Compensation Committee.  Our Compensation Committee may permit the recipient to exercise the option without the payment of the exercise price and to receive common shares with a fair market value equal to the excess of the fair market value of the shares with respect to which the option is being exercised over the exercise price of the option with respect to those shares.  Our Compensation Committee may also establish a program, taking into account the possible application of Section 409A of the Code, to permit the recipient of an option to exercise the option for restricted share units rather than shares.
Share Appreciation Rights.  A share appreciation right is an award that entitles a participant of the Plan to receive shares and/or cash in an amount equal to the excess of the fair market value of the shares with respect to which the share appreciation right is being exercised over the aggregate exercise price. The terms of specific share appreciation rights, including any applicable vesting conditions, will be determined by our Compensation Committee.  The exercise price of share appreciation rights will be determined by our Compensation Committee and reflected in the applicable award agreement.  The exercise price may not be lower than 100% of the fair market value of our common shares on the date of grant.  Each share appreciation right will be expire after the period or periods specified in the award agreement (as may be extended by our Compensation Committee), which will not exceed ten years from the date of grant.  Share appreciation rights will be exercisable at such times and subject to such terms as determined by our Compensation Committee.

Restricted Shares.  A restricted share award is an award of common shares that is subject to restrictions on transferability and such other restrictions, if any, as our Compensation Committee may impose at the date of grant.  Grants of restricted shares may be subject to service and/or performance based vesting restrictions as determined by our Compensation Committee.  Unless otherwise provided in an applicable award agreement, a participant granted restricted shares may have all the rights of a stockholder of our company, including the right to vote the shares and the right to receive any cash dividends currently or when the shares vest, as determined by our Compensation Committee.  Holders of restricted shares are prohibited from selling such shares until they vest.
Restricted Share Units.  Restricted share units will vest as provided in the applicable award agreement.  A restricted share unit represents a right to receive the fair market value of a common share, or, if provided by our Compensation Committee, the right to receive the fair market value of a common share in excess of a base value established by our Compensation Committee at the time of grant.  Restricted share units generally may be settled by transfer of common shares or, if as determined by our Compensation Committee, in cash.  Unless otherwise provided in the applicable award agreement, subject to elections by the grantee in accordance with the Plan, the settlement date with respect to a restricted share unit is the first day of the month to follow the date on which the restricted share unit vests.  Our Compensation Committee may establish a program, taking into account the possible application of Section 409A of the Code, under which participants can defer distributions of restricted share units.
Dividend Equivalent Rights.  A dividend equivalent right is a right to receive (or have credited) the equivalent value (in cash or common shares) of cash distributions made on common shares.  A dividend equivalent right granted in connection with an award of options or stock appreciation rights will be paid regardless of whether the option or share appreciation right is exercised.  Our Compensation Committee may provide that amounts payable with respect to dividend equivalent rights can be converted into cash or additional common shares.  Our Compensation Committee may establish other limitations and conditions of awards of dividend equivalent rights as it deems appropriate.  A dividend equivalent right granted with respect to an award subject to performance-based vesting conditions may not be payable unless and until such conditions have been met.  Our Compensation Committee may establish a program under which participants can defer dividend equivalent rights or have restricted share units credited upon a grant of dividend equivalent rights.
Other Share Based Awards.  The Plan authorizes our Board to grant other awards based upon our common shares.
Performance Goals
Our Compensation Committee may establish one or more performance goals as a condition to issuing an award or as a vesting condition.
In the case of any grant intended to qualify as performance-based compensation under Section 162(m) of the Code, other than options and share appreciation rights, the Compensation Committee will define, in accordance with Section 162(m), objective performance criteria and establish performance goals based on our overall performance, or the performance of a division, business unit, or the participant.  Each such award will be earned only upon the achievement of the applicable performance goals.  However, our Compensation Committee may adjust or modify the calculation of performance goals for a performance cycle in order to prevent the dilution or enlargement of the rights of a participant in connection with a change in control or any unusual or extraordinary corporate item, transaction, event, or development, with any other unusual or nonrecurring events affecting us or our financial statements, or with changes in applicable laws, regulations, accounting principles, or business conditions.  Our Compensation Committee will meet after the performance cycle to review and certify in writing whether, and to what extent, the performance goals have been achieved, and determine the actual size of each award.  The Compensation Committee may reduce or eliminate the amount payable if, in its judgment, such reduction or elimination is appropriate.  In addition, our Compensation Committee may determine to waive the performance conditions so that the award will no longer qualify as performance-based compensation under Section 162(m) of the Code.
The maximum number of shares that can be granted to a participant of the Plan in one fiscal year is one million shares or $10,000,000 if the award is settled in cash.
The performance criteria that may be considered by our Compensation Committee to establish performance goals for awards intended to qualify as performance-based compensation under Section 162(m) of the Code are:

•	Earnings before interest, taxes, depreciation and amortization;
•	Net income (loss) (either before or after interest, taxes, depreciation and/or amortization);
•	Changes in the market price of the shares if and when our shares become listed on a national securities exchange;
•	Economic value-added;
•	Funds from operations or similar measure;
•	Revenue;
•	Acquisitions or strategic transactions;
•	Increases in revenue;
•	Net operating income (loss) or similar measure;
•	Cash flow (including, but not limited to, operating cash flow and free cash flow);
•	Return on capital, assets, equity, or investment;
•	Stockholder returns;
•	Gross or net profit levels;
•	Productivity;
•	Expense;
•	Margins;
•	Operating efficiency;
•	Tenant satisfaction;
•	Working capital;
•	Earnings (loss) per share;
•	Rent growth;
•	Occupancy growth;
•	Objectively determinable expense management;
•	Dividend coverage;
•	Capital deployment; and/or
•	Development milestones.
Such performance criteria may be measured either in absolute terms or on an incremental basis, on a per share basis, or based on results compared to our peer group, which may be determined in the discretion of the Compensation Committee.  As noted above, in certain circumstances, our Compensation Committee, in its discretion, may adjust or modify the calculation of these performance goals for a performance cycle.
Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code can be based upon other performance criteria determined and evaluated by our Compensation Committee in its sole discretion, including management's achievement of the company's strategic goals and effective implementation of the Company's strategic plan and adherence to a strategic plan.
Adjustments in Connection with a Change in Control or Other Corporate Transaction
In the event of certain mergers, corporate reorganizations, share splits, or other events, our Compensation Committee may make certain adjustments to the awards granted or that may be granted under the Plan (including the number and kind of shares that may be granted, the number and kind of shares or other property underlying outstanding awards, the exercise price, if applicable, of outstanding awards, and the per person limits), and may otherwise take actions which, in its discretion, are necessary to preserve the rights of the participants.  If such adjustments increase or decrease the number of shares subject to all outstanding awards, the number of shares available under the Plan will be adjusted proportionately.

Upon a change in control (as defined in the Plan), our Compensation Committee generally may take one or more of the following actions as it determines necessary with respect to all or some outstanding awards:
•	Provide that all (or some) outstanding awards will become fully or partially vested or, if applicable, exercisable;
•
Cash out options and share appreciation rights for an amount equal to the difference, if any, between the consideration received by our stockholders in connection with the change in control and the applicable exercise price;

•	Permit the exercise of options and share appreciation rights within a specified period of time prior to the change in control;
•	Provide that awards will be assumed or continued by the successor entity;
•
Provide that awards will be substituted with new awards of the successor entity or its parent, making appropriate adjustments to the number and kind of shares and, if appropriate, the exercise price; or

•	Other adjustments if our Compensation Committee determines that such adjustments do not have a material and adverse impact on the participants.
Tax Withholding
Participants under the Plan are responsible for the payment of any U.S. federal, state, or local taxes, including those that we are required by law to withhold upon any option exercise or vesting or settlement of other awards.  Subject to approval by our Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold common shares to be issued pursuant to the exercise of an option or share appreciation right, or the vesting or settlement of another award, or by transferring to us common shares having a value up to the amount of such taxes.
Amendment and Termination
If the Plan is approved, we will be able to grant awards until the 10th anniversary of the Plan's approval.  Our Board generally may amend the Plan as it deems advisable, except that the Plan may not be amended without stockholder approval if the absence of such approval would cause the Plan to fail to comply with any applicable legal requirement or applicable share exchange or similar rule, and no amendment may materially and adversely affect a participant with respect to an award previously granted without such participant's consent unless such amendment is required in order to comply with applicable laws.
Clawback Policy
To the extent required by applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or any policy that may be adopted by us, amounts paid or payable pursuant to the Plan may be subject to clawback to the extent necessary to comply with such laws or policies, including forfeiture of awards and repayment of amounts paid or payable pursuant to the Plan.
Repricing
Except in certain circumstances regarding corporate transactions, without prior stockholder approval, neither our Board nor our Compensation Committee may reduce the option price of outstanding options or share appreciation rights, directly or indirectly, by cancellation, regrant, or otherwise without stockholder approval, or cancel outstanding options or share appreciation rights with exercise prices per share in excess of the then current fair market value per common share for consideration payable in cash or equity securities of the Company without stockholder approval.
Material U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences of awards under the Plan.  This summary is based upon the Code, U.S. Department of the Treasury (the "Treasury") regulations, current administrative interpretations, and practices of the Internal Revenue Service ("IRS") (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect, and all of which are subject to differing interpretations or to change, possibly with retroactive effect.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.  This summary does not address other federal taxes (such as the alternative minimum tax or gift or estate taxes) or tax considerations under state, local, or foreign laws.  This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular participant in the Plan in light of its tax circumstances, or to participants subject to special tax rules.

Incentive Share Options
In general, the grant and the exercise of an incentive share option will not result in taxable income to an option holder or in a deduction for us.  To receive special tax treatment as an incentive share option under the Code, the option holder cannot dispose of the shares acquired upon exercise of the incentive share option within the later of two years after the option is granted or one year after the transfer of the shares to the option holder upon the exercise of the option.  In addition, the option holder must be an employee of ours or of a qualified subsidiary at all times between the date of grant and the date three months (or one year in the case of disability) before exercise of the option.  Note that special rules apply in the case of the death of the option holder.  The treatment of incentive share options under the Code generally allows any gain resulting from the sale of common shares received upon exercise to be treated as a capital gain to the option holder, but we will not be entitled to a tax deduction.  However, if the option holder satisfies the holding period rules described in this paragraph, the exercise of an incentive share option will give rise to income includable by the option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax.  The includible amount will be the excess of the fair market value of the underlying common shares on the exercise date over the exercise price of the option.
If the option holder does not satisfy the holding period rules noted above, certain gain recognized on the disposition of the shares acquired upon the exercise of an incentive share option will be ordinary income.  This gain will be equal to the difference between the exercise price and the fair market value of the share at the time of exercise (special rules may apply if the amount realized is less than the value at exercise.) We generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of gain included by an option holder as ordinary income.  Any excess of the amount realized upon the option holder's disposition over the fair market value of a share at exercise generally will be long-term or short-term capital gain depending on the holding period involved.  However, special tax rules may apply if the option holders pay the exercise price by any means other than a cash payment.
Non-Qualified Share Options
A holder of a non-qualified share option will not recognize income at the time of grant.  However, the option holder will generally recognize ordinary income at the time the non-qualified share option is exercised in an amount equal to the excess of the fair market value of the underlying common shares on the exercise date over the exercise price.  We generally will be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included by the option holder in ordinary income with respect to his or her non-qualified share option.
Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified share option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and generally will be long-term or short-term capital gain depending on the holding period involved.  The tax basis of the shares acquired upon the exercise of a non-qualified share option will be equal to the sum of the exercise price of the non-qualified share option and the amount included in income with respect to the option.  However, special tax rules may apply if the option holder pays the exercise price by any means other than a cash payment.
Share Appreciation Rights
A holder of a share appreciation right will not recognize income at the time of grant.  However, the holder will generally recognize ordinary income at the time the share appreciation right is exercised in an amount equal to the fair market value of the common shares issued to the holder on the exercise date or the amount of cash received by the holder upon exercise.  We generally will be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included by the holder in ordinary income with respect to his or her share appreciation right.
If the share appreciation right is settled in shares, gain or loss on a subsequent sale or other disposition of such shares will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and generally will be long-term or short-term capital gain depending on the holding period involved.  The tax basis of the shares acquired upon the exercise will be equal to the sum of the exercise price of the share appreciation right, if paid by the holder, and the amount included in income with respect to the share appreciation right.  However, special tax rules may apply if the holder pays the exercise price by any means other than a cash payment.

Restricted Shares
Unless a holder of a restricted share makes an "83(b) election" (as discussed below), there generally will be no tax consequences upon the grant of restricted share or at any time until the restricted share is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk).  Generally, when the restrictions are lifted, the holder will recognize ordinary income (and we will be entitled to a deduction for federal income tax purposes) equal to the difference between the fair market value of the share at such time and the amount, if any, paid by the holder for the restricted share.  Subsequent changes in the value of the share generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to their disposition.  Unless an "83(b) election" is made (as discussed below), dividends on shares subject to restrictions generally will be considered compensation income.
In general terms, if a holder makes an election under Section 83(b) of the Code within 30 days of the grant of restricted shares, the holder will recognize ordinary income on the date of the award (and we will be entitled to a deduction) equal to (i) the fair market value of the restricted share as though the share were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted share.  If an 83(b) election is made, generally, there will be no tax consequences to the holder when the share is no longer subject to a substantial risk of forfeiture or is transferable, and all subsequent appreciation or depreciation in the restricted share generally will be eligible for capital gains treatment.
Restricted Share Units
The restricted share units have been designed with the intention that there will be no tax consequences until payment is made to the participant with respect to the restricted share unit.  When payment is made, the participant generally will recognize ordinary income (and the company will generally be entitled to a deduction) equal to the fair market value of the common shares and/or cash, as applicable, received upon payment.
Dividend Equivalent Rights
There generally will be no tax consequences as a result of the award of a dividend equivalent right.  When payment is made, the holder of the dividend equivalent right generally will recognize ordinary income (and we generally will be entitled to a deduction) equal to the amount received in respect of the dividend equivalent.
Exchange Act
Additional special tax rules may apply to award holders subject to the rules set forth in Section 16 of the Exchange Act.
Vote Required
Under Article X of the Company's charter, except as otherwise provided in the charter and notwithstanding any other provision of Maryland law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Continuing Directors (as defined in the Company's charter), in which case such action requires the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.  Inasmuch as the Plan was approved by the vote of a majority of the Continuing Directors, a majority of all the votes cast at the Meeting at which a quorum is present is sufficient to approve the Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
THE COMPANY'S 2017 EQUITY INCENTIVE PLAN.

PROPOSAL 3:	TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CHARTER.

General

Our Board recommends that stockholders of the Company approve the proposed REIT Charter, which would substantially replace the Company's current charter in its entirety to reflect the Company's current operations as a REIT and more closely align our charter to those of our publicly-traded REIT peers. A copy of the REIT Charter is attached to this Proxy Statement as Appendix B and the summary of the provisions of the REIT Charter included below is qualified in its entirety by reference to Appendix B, which you should read in its entirety. Our Board, including all of the Independent Directors, has determined that the proposed REIT Charter is advisable and in the best interests of the Company, as explained in greater detail below, and, therefore, recommends that stockholders vote "FOR" the REIT Charter.

If the REIT Charter is approved by stockholders at the Meeting, the REIT Charter will be filed with the State Department of Assessments and Taxation of Maryland (the "SDAT") and is expected to be effective upon its acceptance for record by the SDAT.  If the REIT Charter is not approved by stockholders at the Meeting, stockholders may be asked to consider and vote on the REIT Charter at a special meeting of stockholders to be held in the future.

Summary Reasons for Proposed REIT Charter

The Company's current charter is based on its previous operations as a company registered under the Investment Company Act and includes provisions common to charters of companies registered under the Investment Company Act. Since the Company is no longer registered under the Investment Company Act, its current charter, including these provisions and references to the Investment Company Act, is now inconsistent with the Company's current operations and inhibit its ability to further grow and operate as a REIT and, in some cases, if retained, could put us at a competitive disadvantage compared to our publicly-traded REIT peers. Accordingly, stockholders are being asked to approve the REIT Charter, which would substantially replace the Company's current charter in its entirety to reflect the Company's current operations as a REIT and more closely align our charter to those of our publicly-traded REIT peers.

Our Board considers the adoption of the REIT Charter to be a critical step that the Company needs to take in order for the Company to implement its growth plan and significantly expand the Company's self storage portfolio.  The Company's current charter contains significant limitations on the Company's ability to raise capital and severely limits the capital raising choices available to our Board.  For example, the Company, under its current charter, is only permitted to issue up to 20,000,000 shares. The Company's current charter also limits its ability to issue shares having an aggregate fair market value of $1,000,000 or more and to pursue debt financing in excess of $1,000,000, subject to certain exceptions.  Some of these limitations address specific issues that are applicable to companies registered under the Investment Company Act.  Because we are no longer registered under the Investment Company Act, these limitations no longer have relevance to our business or regulatory structure and they are standing in the way of our growth plans and significantly limiting the capital raising choices available to our Board as it directs the implementation of this plan.

Additionally, among the requirements to maintain the Company's qualification as a REIT, no more than 50% in value of the Company's outstanding shares may be owned, directly or constructively, by five or fewer individuals during the last half of any calendar year. To assist the Company in preserving its REIT qualification, the REIT Charter also includes provisions which restrict stockholder concentration of our outstanding shares in a manner that could threaten the Company's status as a REIT.  These provisions, among other matters, would generally prohibit any stockholder from beneficially or constructively owning more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding capital stock or more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding common stock.  Through the implementation of this ownership limitation, the Company is able to ensure that no more than 50% in value of the Company's outstanding shares ends up being owned by five or fewer individuals.

As part of the implementation of the REIT Charter, important corporate governance best practices will also be adopted, including, among others, the declassification of our Board.

Summary of REIT Charter Principal Changes

The REIT Charter would substantially replace the Company's current charter in its entirety and, accordingly, remove Investment Company Act provisions and references to the Investment Company Act which are now inconsistent with the Company's current operations. The REIT Charter also seeks to reflect recent developments in public company governance generally.  The following highlights the principal changes proposed to be implemented through the adoption of the REIT Charter:

•
An increase in the total number of authorized shares of capital stock ("Shares") from 20,000,000 to 500,000,000, consisting of 450,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share;

•
The addition of a provision permitting the Board with the approval of a majority of the entire Board and without any action by the stockholders of the Company to amend the Company's charter from time to time to increase or decrease the aggregate number of authorized shares or the number of authorized shares of any class or series;

•
To impose certain ownership limits and restrictions on transferability relating to the Company's stock in order to comply with certain federal tax requirements applicable to the Company as a REIT, including to prohibit any stockholder from beneficially or constructively owning (i) more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding capital stock, (ii) more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding common stock, or (iii) stock that would result in the Company being "closely held" under the Code or otherwise failing to qualify as a REIT;

•
The deletion of the provision dividing the directors into five classes with five-year terms (which was superseded by the Company's election to be subject to Section 3-803 of the Maryland General Corporation Law (the "MGCL") dividing the directors into three classes with three-year terms but which would apply if the Company's election to be subject to Section 3-803 of the MGCL were repealed);

•
The deletion of the provisions specifying that (i) a vacancy on the Board resulting from an increase in the number of directors may be filled by a majority of Continuing Directors (as defined in the Company's charter), provided that a quorum is present, (ii) any other vacancy may be filled by a majority of the Continuing Directors then in office, whether or not sufficient to constitute a quorum, and (iii) any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his or her successors is elected and qualifies (which provisions were superseded by the Company's election to be subject to Section 3-804(c)(2) and (3) of the MGCL providing that a vacancy on the Board may be filled only by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy will hold office for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies);

•
The addition of a corporate opportunity provision which would provide that no officer or director of the Company who is also an officer or director of a Company affiliate will be required to communicate or offer to the Company any business opportunity that does not become known to such officer or director solely by way of his or her capacity as an officer or director or be prohibited from communicating or offering the business opportunity to a Company affiliate and that the Company renounces any interest in, or in being offered an opportunity to participate in, any such business opportunity; this corporate opportunity provisions may have the effect of exacerbating the risk of conflicts of interest between the Company and its affiliates because the provision effectively shields an overlapping director or officer from liability in the event that such director or officer chooses to direct a business opportunity to a Company affiliate instead of to the Company;

•
The addition of a provision that stockholders are not entitled to exercise appraisal rights unless the Board, upon such terms and conditions as may be specified by the Board, determines that appraisal rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights;

•
The reduction in the vote required for director removal from 80% to two-thirds of the votes entitled to be cast and the addition of a provision clarifying that, in the case of director removal, "cause" means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty;

•
The replacement of the requirement that, unless previously approved by a majority of Continuing Directors (as defined in the Company's charter), any action submitted to a stockholder vote, including charter amendments, be approved by the affirmative vote of 80% of the votes entitled to be cast with a provision that, except for director removal and certain charter amendments relating to director removal or the vote required to amend certain provisions (each of which requires the affirmative vote of two-thirds of the votes entitled to be cast), any action submitted to a stockholder vote is effective if declared advisable by the Board and approved by a majority of the votes entitled to be cast;

•
The deletion of the Company's election not to be governed by the Maryland Business Combination Act (which is more typically addressed in a resolution adopted by a corporation's board of directors); and

•	The deletion of the provisions limiting the Company's ability to issue Shares having an aggregate fair market value of $1,000,000 or more and to pursue debt financing in excess of $1,000,000.

Vote Required

Under  Article  X  of  the  Company's  charter,  except  as  otherwise  provided  in  the  charter  and notwithstanding  any  other  provision  of  Maryland  law  to  the  contrary,  any  action  submitted  to  a  vote  by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Continuing Directors (as defined in the Company's charter), in which case such action requires the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.  Inasmuch as the REIT Charter was approved by the vote of a majority of the Continuing Directors, a majority of all the votes entitled to be cast at the Meeting at which a quorum is present is sufficient to approve the REIT Charter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CHARTER.

PROPOSAL 4:
IN THE EVENT PROPOSAL 3 IS NOT APPROVED BY STOCKHOLDERS, TO APPROVE AN AMENDMENT OF THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 19,900,000 SHARES TO 499,900,000 SHARES.

In the event stockholders do not approve the REIT Charter in Proposal 3, stockholders are being asked to approve an amendment to the Company's charter to increase the number of authorized shares of the Company's common stock, $0.01 par value per share, from 19,900,000 shares to 499,900,000 shares (the "Amendment"). The Amendment would not change the number of authorized shares of the Company's preferred stock. As of the Record Date, 7,619,469 shares of the Company's common stock were outstanding. Increasing the number of authorized shares would afford the Company greater flexibility (like many of its publicly-traded REIT peers) in connection with, among other things, acquisitions, equity offerings, equity awards, and/or private placements, in order to grow the Company's business.

If the Amendment is approved by stockholders at the Meeting and the REIT Charter is not approved by stockholders at the Meeting, the Amendment will be filed with the SDAT and is expected to be effective upon its acceptance for record by the SDAT. If both the REIT Charter and the Amendment are approved by stockholders, only the REIT Charter will be adopted by the Company and filed with the SDAT.

Vote Required

Under  Article  X  of  the  Company's  charter,  except  as  otherwise  provided  in  the  charter  and notwithstanding  any  other  provision  of  Maryland  law  to  the  contrary,  any  action  submitted  to  a  vote  by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Continuing Directors (as defined in the Company's charter), in which case such action requires the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.  Inasmuch as the Amendment was approved by the vote of a majority of the Continuing Directors, a majority of all the votes entitled to be cast at the Meeting at which a quorum is present is sufficient to approve the Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE AMENDMENT.

PROPOSAL 5:	TO RATIFY THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

The Board is empowered to appoint a firm to serve as the Company's independent registered public accounting firm.  The Board has previously appointed TWB to serve as the Company's independent registered public accounting firm for the fiscal period commencing January 1, 2017. TWB served as the Company's independent registered public accounting firm for the years 2015 and 2016.

Although the Board has sole authority to appoint, re-appoint, and dismiss the independent registered public accounting firm, it is seeking the opinion of the stockholders regarding its appointment of TWB as the independent registered public accounting firm.  For this reason, stockholders are being asked to ratify this appointment.  If stockholders ratify the appointment of TWB as the independent registered public accounting firm, the Board will take that fact into consideration, but may, nevertheless, dismiss TWB. If stockholders do not ratify the appointment of TWB as the independent registered public accounting firm, the Board will take that fact into consideration, but may, nevertheless, continue to retain TWB.

Audit and Non-Audit Fee Table

The following table presents the aggregate fees for professional audit services rendered for the integrated audits of our annual financial statements for the years ended December 31, 2016 and 2015, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, if applicable, and for the testing of our internal control over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act of 2002, and fees billed for other services rendered during those periods.

	2016	2015
Audit fees (1)	$52,500	$29,000
Audit - related fees (2)	9,750	1,500
Tax fees (3)	16,250	10,750
All other fees (4)	—	6,250
Total	$78,500	$47,500

(1)
Audit fees consist of services rendered for the audit of our annual financial statements and other financial disclosures, audit of our internal control over financial reporting, review of the consolidated financial statements included in our Form 10-Q filings, consents issued related to registration statements and issuance of comfort letters.

(2)	Audit-related fees represent professional fees for accounting consultation and other attest engagements.
(3)	Tax fees represent professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees include fees in connection with the review of the Company's Form 10 registration statement and Application to Deregister under the Investment Company Act.

Audit Committee Pre-Approval of Services by the Independent Registered Public Accounting Firm

In accordance with its charter and applicable rules and regulations adopted by the SEC, the Company's Audit Committee reviews and pre-approves any engagement of the independent registered public accounting firm to provide audit, review or attest services or non-audit services and the fees for any such services. The Audit Committee annually considers and, if appropriate, approves the provision of audit services by the independent registered public accounting firm. In addition, the Audit Committee periodically considers and, if appropriate, approves the provision of any additional audit and non-audit services by our independent registered public accounting firm that are neither pre-approved by the Audit Committee on an annual basis nor prohibited by applicable rules and regulations of the SEC. The Audit Committee has delegated to the chairman of the Audit Committee, Mr. Zachary, the authority to pre-approve, on a case-by-case basis, any such additional audit and non-audit services to be performed by our independent registered public accounting firm. Mr. Zachary reports any decision to pre-approve such services to the Audit Committee at its next regular meeting. All of the fees described in the table above were pre-approved by the Audit Committee.

Report of the Audit Committee
TWB, 1818 Market Street, Philadelphia, Pennsylvania 19103, was the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2015 and December 31, 2016.  Representatives of TWB are not expected to attend the Meeting. We have been advised by TWB that it is a registered public accounting firm with the Public Company Accounting Oversight Board ("PCAOB") and complies with the auditing, quality control, and independence standards and rules of the PCAOB and the SEC.

The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities.  As required by the Audit Committee Charter, the Audit Committee has received the written disclosures and the letter from TWB required by Rule 3526 of the PCAOB and has discussed with TWB its independence with respect to the Company.  The Company has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Company as of March 30, 2017.

The Company's financial statements for the fiscal year ended December 31, 2016 were audited by TWB.  The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management and TWB, and discussed certain matters with TWB addressed by Statements on Auditing Standard No. 61, as amended.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board (and the Board approved) that the Company's audited financial statements be included in the Company's annual report for the Company's fiscal year ended December 31, 2016.

Russell E. Burke III, Member of the Audit Committee
George B. Langa, Member of the Audit Committee
William C. Zachary, Chairman of the Audit Committee
The foregoing Audit Committee Report shall not be deemed under the Securities Act of 1933, as amended, or the Exchange Act, to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.
Vote Required

Under  Article  X  of  the  Company's  charter,  except  as  otherwise  provided  in  the  charter  and notwithstanding  any  other  provision  of  Maryland  law  to  the  contrary,  any  action  submitted  to  a  vote  by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Continuing Directors (as defined in the charter), in which case such action requires the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.  Inasmuch as Proposal 5 was approved by the vote of a majority of the Continuing Directors, a majority of all the votes cast at the Meeting at which a quorum is present is sufficient to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 6:	ADVISORY VOTE TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION.

Stockholders are being asked to consider advisory approval of the Company's executive compensation. This "say-on-pay" vote is a non-binding, advisory vote on whether to approve the Company's executive compensation as disclosed pursuant to the SEC's compensation disclosure rules (which disclosure includes the following compensation tables and related material disclosed in this Proxy Statement).

Our executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of stockholders.  To implement that philosophy, the Company aims to reward above average corporate performance and recognize individual initiative and achievements. Our executive compensation program is designed to attract, retain, motivate, and reward key executives and align their interests with that of our stockholders. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in this Proxy Statement are aligned with the long term interests of our stockholders.

As an advisory vote, this proposal is not binding upon the Company. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and intends to consider the outcome of the vote when making future compensation decisions for our executive officers.

  The Board strongly endorses the Company's executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders approve, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and any related material disclosed in Global Self Storage's Proxy Statement for the 2017 Annual Meeting of Stockholders.

Executive Compensation
The following is a description of the material elements of compensation for our named executive officers listed below:
•	Mark C. Winmill, President and Chief Executive Officer ("CEO"); and
•	Thomas O'Malley, Chief Financial Officer, Treasurer, and Vice President.

For the years ended December 31, 2015 and December 31, 2016, respectively, no other Company officer's total compensation exceeded $100,000.

Summary Compensation Table
The following table provides summary information concerning compensation paid or accrued by the Company to or on behalf of our named executive officers for services provided to the Company during the years ended December 31, 2016 and 2015. The Company has not granted or paid any stock awards, option awards, nonequity incentive plan compensation, or nonqualified deferred compensation earnings to any of its employees, officers, or directors.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation (1) ($)	Total ($)
Mark C. Winmill	2016	270,000	20,385	49,054	339,439
President and Chief Executive Officer	2015	255,000	10,385	43,868	309,253
Thomas O'Malley	2016	114,327	9,918	7,502	131,747
Chief Financial Officer, Treasurer, and Vice President	2015	75,278	3,825	4,918	84,021

(1)	All Other Compensation for the Company's named executive officers for the year ended December 31, 2016 consisted of:

Name	401 (k) Match ($)	Benefits ($)	Auto Lease and Insurance ($)	Total of All Other Compensation ($)
Mark C. Winmill	8,648	19,305	21,101	49,054
Thomas O'Malley	6,663	839	—	7,502

Mr. Winmill's compensation as President and CEO of the Company is determined by the Compensation Committee and consists of a salary, bonus, employee benefits, and/or reimbursement of reasonable business expenses.  The Compensation Committee reviews and approves corporate goals and objectives relevant to Mr. Winmill's compensation, evaluates his performance relative to those goals and objectives, and sets his compensation annually. As of December 31, 2016, Messrs. Winmill and O'Malley's compensation plan generally consisted of base salary, employee benefits plan participation, qualified retirement plan participation, bonuses, and certain prerequisites. A portion of Messrs. Winmill and O'Malley's compensation may be deferred at their election.

Mr. Winmill's base salary is typically determined annually by the Compensation Committee by level of responsibility and tenure at the Company. For 2015 and 2016, the Board directed that non-CEO employee compensation, including Mr. O'Malley's, be set based on a general methodology used in prior years whereby the total level of compensation for each employee that is concurrently employed by the Company and its affiliates is set by Mark Winmill, as CEO of the Company and Tuxis, and Thomas Winmill, as CEO of the Company's other affiliates, and then allocated based on time allocation reports of each such non-CEO employee or other means deemed appropriate by Messrs. Mark and Thomas Winmill.

The primary components of Mark Winmill and Thomas O'Malley's bonuses are typically based on, among other things, (i) number of weeks' salary paid as bonuses to Company employees generally, and/or (ii) the financial performance of the Company. A subjective component of Mark Winmill and Thomas O'Malley's bonuses may be based on their overall contribution to management of the Company.

Benefits consist of premiums paid by the Company for medical, dental, vision, life, and long term disability insurances. The Company and its affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Company and its affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the Code. The Company's allocated matching expense to Mark Winmill and Thomas O'Malley under the plan was $8,648 and $6,663, respectively, for the year ended December 31, 2016.
The Company provides a maximum monthly automobile allowance of $1,000 per month to Mark C. Winmill. To the extent that the monthly maximum payment under the Company's automobile lease exceeds the monthly allowance, Mr. Winmill must reimburse the Company for the excess amount. In this regard, Mr. Winmill reimbursed the Company $1,878 for the automobile payments paid and due in 2016.

The Company previously had an employment agreement with Mr. Winmill (the "Employment Agreement") which terminated upon the Company's deregistration as an investment company on January 19, 2016.  Under the Employment Agreement, Mr. Winmill held the title of President and Chief Executive Officer of the Company and his compensation, with respect to the Company, consisted of a salary at a rate of $22,500 per month, bonus, employee benefits, and/or reimbursement of reasonable business expenses.  Upon termination of the Employment Agreement, the Board elected to retain Mr. Winmill as President and Chief Executive Officer of the Company.

Vote Required

Under  Article  X  of  the  Company's  charter,  except  as  otherwise  provided  in  the  charter  and notwithstanding  any  other  provision  of  Maryland  law  to  the  contrary,  any  action  submitted  to  a  vote  by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Continuing Directors (as such term is defined in the Company's governing documents), in which case such action requires the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.  Inasmuch as the Company's executive compensation was approved by the vote of a majority of the Continuing Directors, a majority of all the votes cast at the Meeting at which a quorum is present is sufficient to approve this Proposal 6.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE,
ON A NON-BINDING, ADVISORY BASIS, FOR
THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION.

PROPOSAL 7:	ADVISORY VOTE TO DETERMINE WHETHER THE ADVISORY VOTE ON THE COMPANY'S EXECUTIVE COMPENSATION SHOULD OCCUR EVERY ONE, TWO, OR THREE YEARS.

SEC rules require that the Company seek an advisory vote as to whether advisory approval of the Company's executive compensation should occur every one, two, or three years. The Board recommends that stockholders determine, on a non-binding, advisory basis, that the advisory vote on the Company's executive compensation should occur every three years. Should our stockholders determine that the frequency of the "say-on-pay" vote should be "every three years" the next "say-on-pay" vote would occur at the Company's 2020 Annual Meeting of Stockholders.

This "say-when-on-pay" vote is a non-binding, advisory vote on the frequency of when to approve the Company's compensation for its named executive officers as disclosed pursuant to the SEC's executive compensation disclosure rules (which disclosure includes the following compensation tables and related material disclosed in this Proxy Statement). With respect to this proposal, stockholders may vote for "EVERY YEAR," "EVERY TWO YEARS" or "EVERY THREE YEARS" or mark your proxy "ABSTAIN."

At this stage of the Company's development, we believe that having this "say-on-pay" vote again in 2020 would provide the Company with sufficient time to engage with stockholders to understand and respond to the 2017 "say-on-pay" vote results. Stockholders who have concerns about executive compensation during the interval between "say-on-pay" votes are welcome to bring their specific concerns to the attention of the Board and the Compensation Committee. Please refer to "Additional Information" in this Proxy Statement for information about communicating with the Board.

This vote is an advisory vote, and therefore the result will be non-binding. Although the vote is non-binding, the Board and the Compensation Committee intend to consider the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

Under  Article  X  of  the  Company's  charter,  except  as  otherwise  provided  in  the  charter  and notwithstanding  any  other  provision  of  Maryland  law  to  the  contrary,  any  action  submitted  to  a  vote  by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Continuing Directors (as such term is defined in the Company's governing documents), in which case such action requires the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.  Inasmuch as the Company seeking advisory approval of its executive compensation every three years was approved by the vote of a majority of the Continuing Directors, a majority of all the votes cast at the Meeting at which a quorum is present is sufficient to approval this Proposal 7. However, because this Proposal 7 is advisory and non-binding, if none of the frequency options receive a majority of all the votes cast at the Meeting, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE,
ON A NON-BINDING, ADVISORY BASIS, FOR
SEEKING THE ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION
EVERY THREE YEARS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for:
•	each stockholder known by us to be a beneficial owner of more than 5% of the outstanding shares of the Company's common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC including, but not limited to, Section 13(d)(3) of the Exchange Act. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. There are no shares of common stock subject to options or other rights exercisable outstanding as of the date of this Proxy Statement. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole or shared voting and investment power with respect to all of the common stock that they beneficially own.
Applicable percentage ownership is based on 7,619,469 shares of common stock outstanding as of the Record Date. Unless otherwise indicated, the address of each beneficial owner in the table is: Global Self Storage, Inc., 11 Hanover Square, 12th Floor, New York, NY 10005.

Name	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
5% Stockholder:
Financial & Investment Management Group, Ltd. 111 Cass St. Traverse City, MI 49684	885,164	(1)	11.62%
Named Executive Officers and Directors:
Mark C. Winmill	425,393	(2)	5.58%
Thomas B. Winmill PO Box 4 Walpole, NH 03608	380,718	(3)	5.00%
Winmill Family Trust	375,507	(4)	4.93%
Winmill & Co. Incorporated	375,507	(5)	4.93%
Tuxis Corporation	247,280		3.25%
Russell E. Burke III	16,660		*
William C. Zachary	1,000		*
George B. Langa	1,156		*
Thomas O'Malley	—		*
Directors and officers as a group (11)	445,094		5.84%

*	Represents beneficial ownership of less than 1.00% of the outstanding shares of common stock.
(1)
The number of shares shown is based solely on the Schedule 13G filed by Financial & Investment Management Group, Ltd. ("FIMG") on July 10, 2017, according to which FIMG has shared voting and investment power over the shares reported.  FIMG states in such Schedule 13G that it is a registered investment advisor, managing individual client accounts and that all shares represented in the report are held in accounts owned by the clients of FIMG.  FIMG disclaims beneficial ownership of the shares reported. According to Form ADV filed by FIMG, Mr. Paul Sutherland appears to control FIMG.

(2)
Mark C. Winmill used personal funds to acquire 30,460 directly owned shares. Mr. Mark Winmill is a Director, Chairman of the Board, President, and Chief Executive Officer of Tuxis Corporation ("Tuxis") and may be deemed to have indirect beneficial ownership of 247,280 shares directly owned by Tuxis.  Mr. Mark Winmill is a director of the Winmill Family Trust, which owns all of the voting stock of Winmill & Co. Incorporated ("Winco"), and may be deemed to have indirect beneficial ownership of 128,227 shares directly owned by Winco. Additionally, Midas Securities directly owns approximately 19% of Tuxis' outstanding shares of common stock and may be deemed to have indirect beneficial ownership of the shares directly owned by Tuxis. Mr. Mark Winmill also is a director of the Michael M. George Trust and may be deemed to have indirect beneficial ownership of 15,000 shares directly owned by the Michael M. George Trust.  Lastly, Mr. Mark Winmill has discretionary authority over 4,426 shares directly owned by Sarah J. Winmill, his mother, and may be deemed to have indirect beneficial ownership of such shares. Mr. Mark Winmill disclaims beneficial ownership of the shares owned, or which may be deemed to be owned, by Tuxis, the Winmill Family Trust, Winco, Midas Securities, the Michael M. George Trust, and Sarah J. Winmill.

(3)
Thomas B. Winmill is a director of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 375,507 shares directly and indirectly owned by Winco as a result of his status as a controlling person of the Winmill Family Trust. Mr. Thomas Winmill has discretionary authority over the financial affairs of Sarah J. Winmill, his mother, and as a result may be deemed to have indirect beneficial ownership of the 4,426 shares held by Sarah J. Winmill. Mr. Thomas Winmill disclaims beneficial ownership of the aforementioned shares. Mr. Thomas Winmill beneficially owns less than 1% of the outstanding shares of the Company. He does not disclaim beneficial ownership of these 785 shares.

(4)	The Winmill Family Trust owns all of the voting stock of Winco.

(5)
Winco has direct beneficial ownership of 128,227 shares and may be deemed to have indirect beneficial ownership of 247,280 shares held by Tuxis. Midas Securities directly owns approximately 19% of Tuxis' outstanding shares of common stock and may be deemed to have indirect beneficial ownership of the shares directly owned by Tuxis. Winco disclaims beneficial ownership of the 247,280 shares held by Tuxis.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on the Company's review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that its directors and officers, and any beneficial owners of more than 10% of the Company's common stock complied with the filing requirements of Section 16(a) of the Exchange Act except with respect to the following:

Name of Filer	Form Type	Number of Late Reports	Number of Transactions
Russell E. Burke III	4	1	—
Bruce B. Huber	5	1	2
George. B. Langa	4	1	—
Mark C. Winmill	4	1	1
William C. Zachary	4	1	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no currently proposed transactions nor have there been any transactions during the Company's last two fiscal years in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person (as defined in Item 404 of Regulation S-K of the Exchange Act) had or will have a direct or indirect material interest, except for the transaction with Tuxis described below.  The Company has not had a promoter at any time during the past five fiscal years and does not have a parent.

Transaction with Tuxis

On November 23, 2016, the Company entered into a purchase agreement (the "Purchase Agreement") with Tuxis, a Company affiliate, to acquire all of the membership interests of each of Tuxis Self Storage I LLC ("TSS I"), Tuxis Self Storage II LLC ("TSS II"), and Tuxis Real Estate II LLC ("TRE II"), each a wholly owned Tuxis subsidiary (collectively, the "Tuxis Subsidiaries"), for the aggregate purchase price of $7,800,000, comprised of $5,925,000 payable in cash, $975,000 in shares of the Company's common stock, and, contingent upon the satisfaction of certain conditions described in the Purchase Agreement, an additional $900,000 cash payment (the "Acquisition").

On November 21, 2016, upon the unanimous recommendations of a special committee of the Board comprised of Independent Directors (the "Special Committee"), the Board authorized the Acquisition and the Company's entry into the Purchase Agreement by and between the Company and Tuxis. Tuxis has the same Chairman of the Board, President, and Chief Executive Officer as the Company. In addition, Tuxis has substantially the same officers as the Company and also has a number of employees in common with the Company. Mark Winmill is a director, Chairman of the Board, President, and Chief Executive Officer of the Company and Tuxis. Thomas O'Malley is Treasurer, Chief Financial Officer, and a Vice President of the Company and Tuxis. John Ramírez is Secretary, General Counsel, and a Vice President of the Company and Tuxis. Thomas Winmill, the brother of Mark Winmill, is a Vice President of Tuxis and a director and Vice President of the Company.

Each of Mark Winmill and Thomas Winmill is a director of the Winmill Family Trust, which owns all of the voting stock of Winco. As of October 11, 2016, the record date for Tuxis' stockholder meeting (the "Tuxis Record Date") to consider, among other things, the Purchase Agreement, Midas Securities Group, Inc. ("Midas Securities"), a wholly owned subsidiary of Winco, owned 234,665 shares (or approximately 19%) of Tuxis' outstanding shares of common stock. Additionally, as of the Tuxis Record Date, Winco and Tuxis owned approximately 1.7% and 0.3%, respectively, of the Company's outstanding common stock. Mark Winmill and Thomas Winmill may be deemed to have indirect beneficial ownership of the Company's shares owned by Midas Securities, Winco, and Tuxis, respectively, as a result of their status as controlling persons of the Winmill Family Trust. Each of Mark Winmill and Thomas Winmill disclaims beneficial ownership of these shares. Pursuant to the recommendation of a special committee of nonemployee, independent directors of Winco's board of directors, Winco voted all of the Tuxis shares held by Midas Securities in favor of the sale of the Tuxis Subsidiaries.

On November 18, 2016, the Tuxis board of directors authorized a special dividend to Tuxis stockholders of $0.10 per share of Tuxis common stock contingent upon the Closing (as defined in the Purchase Agreement) of the Purchase Agreement. Accordingly, Midas Securities received a cash dividend of approximately $23,467 following the Closing. In addition, upon Closing, Tuxis used a portion of the proceeds to pay down its liabilities due to certain affiliates, including Winco, in the amount of approximately $1 million.

Among other things, due to the commonality of a director and the officers of the Company and Tuxis, the Board formed the Special Committee in seeking to ensure that the Acquisition was fair to Company stockholders and in the best interests of the Company. The Special Committee was comprised of Russell E. Burke III, George B. Langa, and William C. Zachary, each an Independent Director of the Company.  The Special Committee was granted the power to retain counsel and other advisers, to review, negotiate, and evaluate the terms of the Acquisition pursuant to the Purchase Agreement and determine whether to recommend to the Board that the Board approve the Acquisition and the Purchase Agreement. The Special Committee and the Board each met four times to consider the Acquisition.

After careful consideration, the Special Committee's unanimous recommendations were determined based on a number of factors including, among other things:  negotiations between the Company and Tuxis overseen by the Special Committee and a special committee of Tuxis' nonemployee, independent directors, Susan Parker and Timothy Taft, that took place from February 2016 to November 2016; valuation analyses by independent financial advisors; independent third party real estate appraisals; and market capitalization rates. The Special Committee received a fairness opinion from an independent financial advisor, Akin Bay Company LLC ("Akin Bay"), that the consideration paid by the Company for the Acquisition was fair, from a financial metrics point of view, to the Company's stockholders. In connection with Akin Bay's fairness opinion, among other things, Akin Bay:  analyzed Tuxis' historical financial statements; reviewed the Company's capital investment plan to expand TSS II's existing self storage facility; analyzed multi-year financial projections; conducted traditional valuation analyses of the properties owned by the Tuxis Subsidiaries (the "Properties"), which included discounted cash flow, present value, comparable public company valuation and independent third party real estate appraisals; conducted a personal site survey of the Properties; reviewed valuation statistics for selected publicly traded real estate investment trusts that focus on investing in self-storage real estate; discussed with Company management the current and prospective performance of the Company, the Properties, market conditions and pricing parameters for properties similar to the properties owned by the Company; reviewed the Purchase Agreement and the registration rights agreement (the "Registration Rights Agreement") between the Company and Tuxis; and conducted such other analyses that were deemed appropriate.

On December 30, 2016, the Company completed the Acquisition for $5,925,000 in cash and 202,703 unregistered and restricted shares of the Company's common stock and entered into the Registration Rights Agreement which permits Tuxis to request the registration of such shares.  Upon re-development and expansion approval at the Millbrook store and satisfaction of other conditions, including construction groundbreaking, pursuant to the Purchase Agreement, an additional $900,000 cash payment is expected to be made by the Company to Tuxis.

Other Relationships

Certain officers of the Company also serve as officers and/or directors of Winco, Bexil, Tuxis, and/or their affiliates (collectively with the Company, the "Winco Affiliates"). As of the Record Date, certain of the Winco Affiliates may be deemed to own approximately 5.59% of the Company's outstanding common stock. There may be conflicts of interest resulting from the relationships among the Company, the Winco Affiliates, and other related parties.  The outside business interests of the Company's officers may divert their time and attention away from the Company, and may result in a potential conflict with respect to the allocation of business opportunities, which could harm its business.  The Board has adopted policies and procedures designed to mitigate these conflicts of interest, such as allocation procedures for determining the appropriate allocation of such business opportunities.  Specifically, if any officer or director of the Company who also serves as an officer, director, or advisor of the Winco Affiliates becomes aware of a potential transaction related primarily to the self storage business that may represent a corporate opportunity for the Company and one or more of the Winco Affiliates, such officer or director has no duty to present that opportunity to such Winco Affiliates and the Company will have the sole right to pursue the transaction if the Board so determines. Notwithstanding the foregoing, officers or directors of the Company are encouraged to notify the Winco Affiliates of such an opportunity.

ADDITIONAL INFORMATION

Anti-takeover Provisions

The Board has continuously availed itself of methods specifically provided by, or consistent with, Maryland law to protect the Company and its stockholders. Accordingly, the Company currently has provisions in its governing documents which could have the effect of limiting (1) the ability of other entities or persons to acquire control of the Company, (2) the Company's freedom to engage in certain transactions, or (3) the ability of the Company's directors or stockholders to amend the governing documents or effectuate changes in the Company's management. These provisions of the governing documents of the Company may be regarded as "anti-takeover" provisions.  The Company is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Company, that make it more difficult for non-incumbents to gain control of the Board.  The governing documents of the Company are on file with the SEC and available on the Company's website www.GlobalSelfStorage.us.  These provisions may have the effect of depriving Company stockholders of an opportunity to sell their shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Company.

On January 28, 2016, the Company announced that the Board had adopted a stockholders rights plan (the "Rights Plan"). To implement the Rights Plan, the Board authorized a dividend distribution of one right for each outstanding share of Company common stock, $0.01 par value per share, to holders of record of the shares of common stock at the close of business on January 29, 2016. Each right entitles the registered holder to purchase from the Company one one-thousandth of a share of preferred stock, $0.01 par value per share. The rights were distributed as a non-taxable dividend and will expire on January 29, 2026. The rights were evidenced by the underlying Company common stock, and no separate preferred stock purchase rights certificates have been distributed. The rights to acquire preferred stock are not immediately exercisable and will become exercisable only if a person or group, other than Exempt Persons (as defined in the Rights Plan agreement), acquires or commences a tender offer for 9.8% or more of the Company's common stock. If a person or group, other than an Exempt Person, acquires or commences a tender offer for 9.8% or more of the Company's common stock, each holder of a right, except the acquirer, will be entitled, subject to the Company's right to redeem or exchange the right, to exercise, at an exercise price of $12, the right to purchase one one-thousandth of a share of the Company's newly created Series A Participating Preferred Stock, or the number of shares of Company common stock equal to the holder's number of rights multiplied by the exercise price and divided by 50% of the market price of the Company's common stock on the date of the occurrence of such an event. The Board may terminate the Rights Plan at any time or redeem the rights, for $0.01 per right, at any time before a person acquires 9.8% or more of the Company's common stock. This Rights Plan replaced the Company's stockholder rights plan dated November 25, 2015, which expired on its own terms on March 24, 2016.
If the REIT Charter is approved by stockholders at the Meeting, the Board intends to terminate the Rights Plan effective upon the filing of the REIT Charter with the SDAT, which filing is expected to occur following the Meeting. Additionally, if the REIT Charter is approved at the Meeting, the Company intends to amend and restate its current bylaws to elect not to be subject to the Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, and officers and employees who are Directors of the Company.

Under the current charter, the Company is not subject to the business combination provisions under the MGCL. If the REIT Charter is approved at the Meeting, upon effectiveness of the REIT Charter, the Company would be subject to the business combination provisions under the MGCL. However, if the REIT Charter is approved at the Meeting, the Board intends to resolve to opt out of the business combination provisions under the MGCL. Under the MGCL, certain "business combinations" between a Maryland corporation and a person who beneficially owns ten percent of the outstanding voting stock of that corporation are prohibited for a period of five years under certain circumstances. Thereafter, subject to certain exceptions, any such business combination must be recommended by the board of the corporation and approved by its stockholders.
Solicitation of Proxies
All costs of soliciting proxies for the Meeting will be borne by the Company. The Company has retained Alliance Advisors, LLC to assist in the management and solicitation of proxies for a total fee of $11,300, plus reimbursement for out-of-pocket expenses. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications, or personal contact, for which they will not receive any additional compensation. The Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address or other identifying information and to confirm that the stockholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation is expected to be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's proxy solicitor at (833) 501-4812. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.
Voting and Quorum
Stockholders are entitled to one vote for each share held, and a fractional vote for each fractional share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the proxy card. If a stockholder has signed a proxy card but no instructions are indicated, the proxies will vote "FOR" each proposal and, in their discretion, upon such other matters as may properly come before the Meeting. A stockholder may revoke a proxy by delivering to the Company's Secretary, John F. Ramírez, Global Self Storage, Inc., 11 Hanover Square, 12th Floor, New York, NY 10005, a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.
The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, the chairman of the Meeting has the power to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At a reconvened Meeting, if a quorum is present, any business may be transacted that might have been transacted at the originally scheduled Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In addition, abstentions will have the effect of votes against Proposals 3 and 4. However, under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue, thus having no effect on the outcome of Proposals 1, 2, 5, 6, or 7.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.
Our Board knows of no other matters or business to be presented for consideration at the Meeting.  If, however, any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters.  The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.
Discretionary Authority; Stockholder Proposals
Shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders.
The Company's current bylaws provide that a stockholder of record may nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Company, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record stockholder nomination or proposal intended to be considered at the 2018 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than April 17, 2018 nor later than May 17, 2018. Proposals should be mailed to the Company, to the attention of the Company's Secretary, John F. Ramirez, 11 Hanover Square, 12th Floor, New York, NY 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2018 proxy statement, we must receive it on or before April 17, 2018, pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the Company's 2018 proxy statement or presentation at the Company's 2018 Annual Meeting of Stockholders does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the MGCL and must be submitted in accordance with the Company's bylaws. Persons named as proxies for any subsequent stockholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
The Board, the chairman of the Board, and the president may call a special meeting of stockholders if required under applicable laws or in their discretion and the Secretary must call a special meeting of stockholders upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting.  Any stockholder who wishes to submit proposals for consideration at a special meeting of the stockholders should send such proposals to the attention of the Company's Secretary, John F. Ramírez, Global Self Storage, Inc., 11 Hanover Square, 12th Floor, New York, NY 10005. Any stockholder proposal intended to be presented at any special meeting of stockholders must be received by the Company at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. The submission by a stockholder of a proposal for inclusion in a proxy statement or presentation at a special meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and Maryland law and must be submitted in accordance with the Company's bylaws.
Stockholders who wish to send communications to the Board or a specified member of a Board should submit the communication in writing to the attention of the Company's Secretary, John F. Ramírez, Global Self Storage, Inc., 11 Hanover Square, 12th Floor, New York, NY 10005, identifying the correspondence as intended for the Board or a specified member of the Board.
Householding of Proxy Materials

To reduce the expenses of printing and delivering duplicate copies of proxy statements, some banks, brokers, and other nominee record holders may deliver only one copy of these materials to stockholders who share an address unless otherwise requested.  If you share an address with another stockholder and have received only one copy of this Proxy Statement, you may request a separate copy of these materials at no cost to you by writing to Global Self Storage, Inc., Attention: Secretary, 11 Hanover Square, 12th Floor, New York, New York 10005.  For future stockholder meetings, you may request separate copies of these materials or request that we send only one set of these materials to you if you are receiving multiple copies by calling or writing to us at the number or address given above.

Notice to Banks, Broker/Dealers, and Voting Directors and Their Nominees

Please advise the Company's proxy solicitor, Alliance Advisors, at (833) 501-4812 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

It is important that proxies be returned promptly.  Therefore, stockholders who do not expect to attend the Meeting in person are urged to complete, sign, date, and return the enclosed proxy card in the enclosed stamped envelope.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL SELF STORAGE, INC.

To Be Held on October 16, 2017

This proxy is solicited by and on behalf of the Board of Directors of Global Self Storage, Inc. (the "Company") for the 2017 Annual Meeting of Stockholders to be held on October 16, 2017 (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the "Meeting").
The undersigned stockholder(s) of the Company hereby appoints Mark C. Winmill and John F. Ramírez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Meeting to be held at The Down Town Association, 60 Pine Street, New York, NY 10005 on October 16, 2017 at 11:00 a.m. ET to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy  Statement, the terms of  which are incorporated herein by  reference, and revokes any proxy  heretofore given for the Meeting.
To authorize your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
The votes entitled to be cast by the undersigned will be cast as instructed on this Proxy Card. If this Proxy Card is signed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposals 1 through 6 and "EVERY THREE YEARS" for Proposal
7 as set forth in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY STOCKHOLDER'S VOTE IS IMPORTANT.

CONTINUED AND TO BE SIGNED ON REVERSE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 16, 2017: This Notice of Annual Meeting of Stockholders, Proxy Statement,
our 2016 Annual Report to Stockholders, and the means to authorize proxies by Internet or telephone are available at: http://www.viewproxy.com/GlobalSelfStorage/2017. You will need to enter the control number found on your proxy card to access these materials via the Internet.

THANK YOU FOR VOTING.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, HAS CONSIDERED EACH OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 THROUGH 6 AND "EVERY THREE YEARS" FOR PROPOSAL 7.

PROPOSALS:			PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect to the board of directors the nominee, William C. Zachary, as a Class I director to serve until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.
	FOR	WITHHOLD AUTHORITY

4. In the event Proposal 3 is not approved by stockholders, to approve an amendment of the Company's charter to increase the number of authorized shares of the Company's common stock, $0.01 par value per share, from 19,900,000 shares to 499,900,000 shares.

	☐	☐
Nominee:			☐ FOR ☐ AGAINST ☐ ABSTAIN
William C. Zachary			5. To ratify the appointment of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.
2. To approve the Company's 2017 Equity Incentive Plan.			☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ FOR ☐ AGAINST ☐ ABSTAIN			6. Advisory vote to approve the Company's executive compensation.
3. To approve the amendment and restatement of the Company's charter.			☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ FOR ☐ AGAINST ☐ ABSTAIN			7. Advisory vote to determine whether the advisory vote on the Company's executive compensation should occur every one, two, or three years.
☐ EVERY ONE YEAR ☐ EVERY TWO YEARS
☐ EVERY THREE YEARS ☐ ABSTAIN

Your vote is important! Please sign and date the proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to Alliance Advisors, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003, so that your shares can be represented at the Meeting. If no instructions are given on the proposal, the votes entitled to be cast by the undersigned will be cast "FOR" Proposals 1 through 6 and "EVERY THREE YEARS" for Proposal 7 as set forth in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

This section must be completed for your vote to be counted. Date and sign below. NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the holder is a corporation or partnership, please sign "[print entity name] by [sign your name] as [title]."

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐		Please indicate if you plan to attend this meeting. ☐
			Signature	Date
CONTROL NUMBER			Signature (if held jointly)	Date
Title - if a corporation, partnership or other entity

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone.

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www.AALvote.com/SELF	Vote Your Proxy by Phone: Call 1 (866) 804-9616	Vote Your Proxy by Mail:
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

APPENDIX A

GLOBAL SELF STORAGE, INC.
2017 EQUITY INCENTIVE PLAN

A-1

TABLE OF CONTENTS

1.	Definitions	1
2.	Effective Date and Termination of Plan	4
3.	Administration of Plan	4
4.	Shares and Units Subject to the Plan	5
5.	Provisions Applicable to Share Options	6
6.	Provisions Applicable to Share Appreciation Rights	8
7.	Provisions Applicable to Restricted Shares	10
8.	Provisions Applicable to Restricted Share Units	11
9.	Provisions Applicable to Dividend Equivalent Rights	12
10.	Other Equity-Based Awards	13
11.	Performance Goals	13
12.	Tax Withholding	14
13.	Regulations and Approvals	15
14.	Interpretation and Amendments; Other Rules	15
15.	Changes in Capital Structure	16
16.	Miscellaneous	18

GLOBAL SELF STORAGE, INC.
2017 EQUITY INCENTIVE PLAN
Global Self Storage, Inc., a Maryland corporation, wishes to attract and retain qualified key employees, directors, officers, advisors, consultants, and other personnel and encourage their efforts to make the Company's business more successful whether directly or through its Subsidiaries or other affiliates. In furtherance thereof, the Global Self Storage, Inc. 2017 Equity Incentive Plan is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options, Share Appreciation Right, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights, or other forms of equity-based compensation as determined in the discretion of the Board, the Committee, or other designee thereof.
1.	DEFINITIONS
Whenever used herein, the following terms shall have the meanings set forth below:
 "Award" except where referring to a particular category of grant under the Plan, shall include Incentive Share Options, Non-Qualified Share Options, or other Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights, or other equity-based Awards as contemplated herein.
"Award Agreement" means a written agreement in a form approved by the Committee to be entered into between the Company and the Participant as provided in Section 3.
"Board" means the Board of Directors of the Company.
"Cause" means, unless otherwise provided in the Participant's Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust, or unethical business conduct, or any crime involving the Company or its Subsidiaries, or any affiliate thereof; (iv) fraud, misappropriation, or embezzlement; (v) a material breach of the Participant's employment agreement (if any) with the Company, its Subsidiaries, or any affiliate thereof; (vi) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vii) any illegal act detrimental to the Company, its Subsidiaries, or any affiliate thereof; or (viii) repeated failure to devote substantially all of the Participant's business time and efforts to the Company, its Subsidiaries, or any affiliate thereof if required by the Participant's employment agreement; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, then, in lieu of the foregoing definition, "Cause" shall at that time have such meaning as may be specified in such employment agreement.
"Change in Control" shall mean the happening of any of the following:
(a)
any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, its directors, officers, and employees, any entity controlling, controlled by, or under common control with the Company, any trustee, fiduciary, or other person or entity holding securities under any employee benefit plan or trust of the Company) or any such entity that is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of either (A) the combined voting power of the Company's then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering of the Common Shares under the Securities Act; or

(b)
any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) in substantially the same proportion as their ownership of the combined voting power of the securities of the corporation immediately prior to such consolidation or merger; or

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(c)
there shall occur (A) any sale, lease, exchange, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by "persons" (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(d)
the members of the Board at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

"Code" means the Internal Revenue Code of 1986, as amended.
"Committee" means the Compensation Committee of the Board.
"Common Shares" means the shares of the Company which are common stock, par value $.01 per share, either currently existing or authorized hereafter.
"Company" means the Global Self Storage, Inc., a Maryland corporation.
 "Covered 162(m) Employee" means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.
"Disability" means, unless otherwise provided by the Committee in the Participant's Award Agreement, a disability which renders the Participant incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.
"Dividend Equivalent Right" means a right awarded under Section 9 of the Plan to receive (or have credited) the equivalent value of dividends paid on Shares.
"Effective Date" means the date described in Section 2.
"Eligible Person" means a key employee, director, officer, advisor, consultant, or other full or part-time personnel of the Company and its Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or its Subsidiaries. The Committee may provide that employees of the Company's affiliates may be Eligible Persons, and may make such arrangements with the foregoing entities as it may consider appropriate, in light of tax and other considerations, in the case of grants directly or indirectly to such employees.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
 "Exercise Price" means the price per Share, determined by the Board or the Committee, at which an Option or Share Appreciation Right, as applicable, may be exercised, which shall not be less than 100% of the Fair Market Value of a Share on the day the Option or Stock Appreciation Right, as applicable, is granted or repriced.
"Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 trading days.
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"Grantee" means an Eligible Person granted Restricted Shares, Restricted Share Units, Dividend Equivalent Rights or such other equity-based Awards as may be granted pursuant to Section 10.
"Incentive Share Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.
"Non-Qualified Share Option" means an Option which is not an Incentive Share Option.
"Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.
"Optionee" means an Eligible Person to whom an Option or Share Appreciation Right is granted, or the Successors of the Optionee, as the context so requires.
"Participant" means a Grantee or Optionee.
"Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals that will apply to a Qualified Performance-Based Award for a Participant for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to one or more of the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Shares, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, increases in revenue, net operating income (loss) or similar measure, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, shareholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share, rent growth, occupancy growth, objectively determinable expense management, capital deployment, development milestones, dividend coverage, or sales or market shares, any of which may be measured either in absolute terms, or on an incremental basis, on a per share basis, or based on results compared to results of a peer group, which may be determined in the discretion of the Committee.
"Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a Participant's right to and the payment of a performance-based Award.
"Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle, which (i) must be based upon the Performance Criteria for any Qualified Performance-Based Award, and (ii) may be based on the Performance Criteria or any other performance objectives, as determined by the Committee, for Awards that are not Qualified Performance-Based Awards.
 "Plan" means the Company's 2017 Equity Incentive Plan, as set forth herein and as the same may from time to time be amended.
"Qualified Performance-Based Award" has the meaning set forth in Section 11.2 of the Plan.
"Restricted Shares" means an award of Shares that are subject to restrictions hereunder.
"Restricted Share Unit" means a right, pursuant to the Plan, of the Grantee to payment of the Restricted Share Unit Value.
"Restricted Share Unit Value," per Restricted Share Unit, means the Fair Market Value of a Share of Common Shares, or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.
"Restricted Share Unit Vesting Date" means the date determined under Section 8.4(c)(i).
3

 "Retirement" means, unless otherwise provided by the Committee in the Participant's Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant's attainment of age 65 or on or after the Participant's attainment of age 55 with five consecutive years of service with the Company and or its Subsidiaries or its affiliates.
"Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
"Securities Act" means the Securities Act of 1933, as amended.
"Settlement Date" means the date determined under Section 8.4(c)(i).
"Shares" means shares of beneficial interest of the Company.
"Share Appreciation Right" means an Award, pursuant to the Plan, entitling the Optionee to receive for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Share Appreciation Right is being exercised over the aggregate Exercise Price, as determined as of the day the Share Appreciation Right is exercised.
"Specified Employee" has the meaning ascribed thereto in Section 409A, provided, however, that, as permitted in such final regulations, the Company's Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or the Committee, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.
"Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code.  In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.
"Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option or Share Appreciation Right, as applicable, by bequest or inheritance or by reason of the death of the Optionee.
"Termination of Service" means a Participant's termination of employment or other service, as applicable, with the Company and/or its Subsidiaries.
2.	EFFECTIVE DATE AND TERMINATION OF PLAN
The effective date (the "Effective Date") of the Plan is the date on which it is approved by the Board. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the Effective Date; provided, however, that the Board may at any time prior to that date terminate the Plan.
3.	ADMINISTRATION OF PLAN
3.1. The Plan shall be administered by the Committee appointed by the Board. The Committee, upon and after such time as it is covered in Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as "outside directors" for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including without limitation grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the entire Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3.1, any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.
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3.2. Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements or otherwise:  (i) authorize the granting of Awards to Eligible Persons; (ii) determine the eligibility of Eligible Persons to receive an Award; (iii) determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Committee may deem relevant; (iv) approve the form of Award Agreement; (v) determine the terms applicable to each Award, which may differ among individual Awards and Participants; (vi) accelerate at any time the exercisability or vesting of all or any portion of any Award; (vii) subject to the provisions of Section 5.3(a) or 6.3(a), as applicable, extend at any time the period in which Options or Share Appreciation Rights may be exercised; (viii) determine the extent to which the transferability of Shares issued or transferred pursuant to an Award is restricted; (ix) interpret the terms and provisions of the Plan and any Award; (x) make all determinations it deems advisable for the administration of the Plan; (xi) decide all disputes arising in connection with the Plan; and (xii) otherwise supervise the administration of the Plan.
3.3. Each Award Agreement shall contain such other terms, provisions, and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company or any affiliate thereof to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may, in its reasonable judgment, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.
4.	SHARES AND UNITS SUBJECT TO THE PLAN
4.1. 760,000 Shares are available for grants under this Plan, subject to adjustments as provided in Section 15, of which 760,000 Shares can be issued as Incentive Share Options. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares.
4.2. Any Shares that have been granted as Restricted Shares or that have been reserved for distribution in payment for Options, Share Appreciation Rights, Restricted Share Units, or other equity-based Awards will be subtracted from the Plan Share reserve as of the date of grant, but may be added back to such reserve in accordance with this Section 4.2:
(a)	Any Shares with respect to Awards that are later cancelled, expire, are forfeited, or lapse for any reason will again be made the subject of Awards under the Plan.
(b)
If any Restricted Share Units, Dividend Equivalent Rights, or other equity-based Awards under Section 10 are paid in cash (other than Stock Appreciation Rights), then the underlying Shares will again be made the subject of Awards under the Plan.

(c)
Awards granted in substitution, assumption, continuation, or adjustment of outstanding Awards pursuant to Section 15 will not count against the number of Shares remaining available for issuance under the Plan.

(d)
Subject to applicable law, stock exchange rules, and plan provisions, shares available under a shareholder-approved plan of an entity acquired by the Company (as adjusted) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company immediately before such acquisition and will not count against the number of Shares remaining available for issuance under the Plan.

(e)
Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or Share Appreciation Rights, or the dividends payable on a number of Shares corresponding to the number of Restricted Share Units awarded, shall be subject to the limitation of Section 4.1.

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4.3. The certificates, if any, for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.
5.	PROVISIONS APPLICABLE TO SHARE OPTIONS
5.1. Grant of Option. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Share Options, or to grant Non-Qualified Share Options, or both (to the extent that any Option does not qualify as an Incentive Share Option, it shall constitute a separate Non-Qualified Share Option); provided that Incentive Share Options may only be granted to employees of the Company or its Subsidiaries; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) accelerate at any time the exercisability or vesting of all or any portion of any Option pursuant to the Award Agreement at the time of grant or thereafter; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.
5.2. Exercise Price. The Exercise Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement (as the same may be amended from time to time) and shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted. Subject to the foregoing, any particular Award Agreement may provide for different Exercise Prices for specified amounts of Shares subject to the Option.  Except as provided in Section 15, (i) the Exercise Price of an outstanding Option right may not be reduced, directly or indirectly by cancelation, regrant, or otherwise, without shareholder approval, and (ii) an outstanding Option with an Exercise Price in excess of the then Fair Market Value may not be cancelled for consideration payable in cash or equity securities of the Company without shareholder approval.
5.3. Period of Option and Vesting.
(a)
Unless earlier expired, forfeited, or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or on such other date (which may be earlier, but not later) as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Share Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited, and terminate at such times and in such circumstances as otherwise provided hereunder, under the Award Agreement at the time of grant, or as determined thereafter by the Committee.

(b)
Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated, or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, which may include Performance Goals.  Unless otherwise provided in the Award Agreement at the time of grant or as determined thereafter by the Committee, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

5.4. Exercisability Upon and After Termination of Service of Optionee.
(a)
Subject to provisions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, in the event the Optionee has a Termination of Service other than by the Company and/or its Subsidiaries for Cause, or other than by reason of death, Retirement, or Disability, no exercise of an Option may occur after the expiration of the three-month period to follow such termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, such termination being for a reason other than Disability or Retirement, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

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(b)
Subject to provisions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, in the event the Optionee has a Termination of Service on account of death or Disability or Retirement, the Option (if and to the extent otherwise exercisable by the Optionee at the time of the Termination of Service) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

(c)
 Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement at the time of grant or determined thereafter by the Committee, if the Optionee has a Termination of Service by the Company for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

(d)
Any Option that is not exercisable at the time of the Termination of Service or is not exercised within the applicable time periods described in this Section 5.4 shall cease to be exercisable and shall be forfeited forthwith.

5.5.  Exercise of Options.
(a)
Subject to vesting, restrictions on exercisability, and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised in whole or in part, and payment in full of the Exercise Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

(b)
Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Share Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6. Payment.
(a)	The Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:
(i)	Cash, a certified or bank cashier's check, or wire transfer;
(ii)	if approved by the Committee in its discretion, Shares of previously owned Common Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;
(iii)
if approved by the Committee in its discretion, by a "net exercise" arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept a cash or other payment from the Optionee to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such reduction in the number of whole Shares to be issued; provided further, however, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that Shares are used to pay the Exercise Price pursuant to the "net exercise"; or

(iv)	by any combination of such methods of payment or any other method acceptable to the Committee in its discretion, including delivery of a promissory note in a form satisfactory to the Committee.
(b)
The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7. Exercise for Cash. The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Exercise Price, as determined as of the day the Option is exercised.
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5.8. Exercise by Successors. An Option may be exercised, and payment in full of the aggregate Exercise Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Exercise Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.
5.9. Nontransferability of Option. Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Share Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable.
5.10. Deferral. The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants will have Restricted Share Units subject to Section 8 credited upon their exercise of Options, rather than receiving Shares at that time.
5.11. Certain Incentive Share Option Provisions.
(a)
The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Shares for which any Optionee may be awarded Incentive Share Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

(b)
If Shares acquired upon exercise of an Incentive Share Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

(c)
The Exercise Price with respect to each Incentive Share Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. In the case of an individual described in Section 422(b)(6) of the Code who is granted an Incentive Share Option, the term of such Option shall be no more than five years from the date of grant.

6.	PROVISIONS APPLICABLE TO SHARE APPRECIATION RIGHTS
6.1. Grant of Share Appreciation Rights.  Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) determine and designate from time to time those Eligible Persons to whom Share Appreciation Rights are to be granted and the number of Shares subject to such Share Appreciation Rights for each Eligible Person; (ii) determine the time or times when and the manner and condition in which each Share Appreciation Right shall be exercisable and the duration of the exercise period; (iii) accelerate at any time the exercisability or vesting of all or any portion of any Share Appreciation Right pursuant to the Award Agreement at the time of grant or thereafter; and (iv) determine or impose other conditions to the grant or exercise of Share Appreciation Rights under the Plan as it may deem appropriate.  Share Appreciation Rights may be granted by the Committee independently of any Option granted pursuant to Section 5 of the Plan.
6.2. Exercise Price of Share Appreciation Rights.  The Exercise Price shall be determined by the Committee on the date the Share Appreciation Right is granted and reflected in the Award Agreement (as the same may be amended from time to time) and shall not be less than 100% of the Fair Market Value of a Share on the day the Share Appreciation Right is granted. Subject to the foregoing, any particular Award Agreement may provide for different Exercise Prices for specified amounts of Shares subject to the Share Appreciation Right.  Except as provided in Section 15, (i) the Exercise Price of an outstanding Share Appreciation Right may not be reduced, directly or indirectly by cancelation, regrant, or otherwise, without shareholder approval, and (ii) an outstanding Option with an Exercise Price in excess of the then Fair Market Value may not be cancelled for consideration payable in cash or equity securities of the Company without shareholder approval.
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6.3. Period of Share Appreciation Right and Vesting.
(a)
Unless earlier expired, forfeited, or otherwise terminated, each Share Appreciation Right shall expire in its entirety upon the 10th anniversary of the date of grant or on such other date (which may be earlier, but not later) as is set forth in the applicable Award Agreement at the time of grant or as determined thereafter by the Committee.  The Share Appreciation Right shall also expire, be forfeited, and terminate at such times and in such circumstances as otherwise provided hereunder, under the Award Agreement at the time of grant, or as determined thereafter by the Committee.

(b)
Each Share Appreciation Right, to the extent that the Optionee has not had a Termination of Service and the Share Appreciation Right has not otherwise lapsed, expired, terminated, or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, which may include Performance Goals.  Unless otherwise provided in the Award Agreement at the time of grant or determined thereafter by the Committee, no Share Appreciation Right (or portion thereof) shall ever be exercisable if the Share Appreciation Right has a Termination of Service before the time at which such Share Appreciation Right (or portion thereof) would otherwise have become exercisable, and any Share Appreciation Right that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination.  Notwithstanding the foregoing provisions of this Section 6.3(b), Share Appreciation Rights exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee.  Upon and after the death of an Optionee, such Optionee's Share Appreciation Right(s), if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

6.4. Exercisability of Share Appreciation Rights Upon and After Termination of Service of Optionee.
(a)
Subject to provisions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, in the event the Optionee has a Termination of Service other than by the Company and/or its Subsidiaries for Cause, no exercise of a Share Appreciation Right may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Share Appreciation Right as provided under Section 6.3(a).

(b)
Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement at the time of grant or determined thereafter by the Committee, if the Optionee has a Termination of Service by the Company for Cause, the Optionee's Share Appreciation Rights, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

(c)
Any Share Appreciation Right that is not exercisable at the time of the Termination of Service or is not exercised within the applicable time periods described in this Section 6.4 shall cease to be exercisable and shall be forfeited forthwith.

6.5. Exercise of Share Appreciation Rights.  Subject to vesting, restrictions on exercisability, and other restrictions provided for hereunder or otherwise imposed in accordance herewith, a Share Appreciation Right may be exercised in whole or in part by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares underlying the Share Appreciation Right that will be exercised.
6.6. Exercise by Successors.  A Share Appreciation Right may be exercised, and payment in full of the aggregate Exercise Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.
6.7. Nontransferability of Share Appreciation Right. Each Share Appreciation Right granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may permit other transfers, where the Committee concludes that such transferability does not result in accelerated U.S. federal income taxation, and is otherwise appropriate and desirable.
6.8. Deferral. The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants will have Restricted Share Units subject to Section 8 credited upon their exercise of Share Appreciation Rights, rather than receiving Shares or a payment in cash at that time.
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7.	PROVISIONS APPLICABLE TO RESTRICTED SHARES
7.1. Grant of Restricted Shares.
(a)
In connection with the grant of Restricted Shares, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the Restricted Shares granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 7, the applicable Award Agreement, the other provisions of the Plan, and achievement of Performance Goals (if applicable), restrictions on Restricted Shares shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period as determined in the discretion of the Committee or its designee.

(b)
Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the granting of Restricted Shares to Eligible Persons; (ii) provide a specified purchase price for the Restricted Shares (whether or not the payment of a purchase price is required by any state law applicable to the Company, provided that no Shares shall be issued for consideration which is less than is required by any state law applicable); (iii) determine the restrictions applicable to Restricted Shares; (iv) accelerate at any time vesting of all or any portion of any Restricted Share pursuant to the Award Agreement at the time of grant or thereafter;  and (v) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Shares under the Plan as it may deem appropriate.

7.2. Certificates.
(a)
Restricted Shares awarded under the Plan shall be represented in such form as the Committee may from time to time prescribe. In the event the Committee authorizes the issuance of share certificates, each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.4, the certificates for Restricted Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE GLOBAL SELF STORAGE, INC. 2017 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND GLOBAL SELF STORAGE, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF GLOBAL SELF STORAGE, INC., AT 11 HANOVER SQUARE, NEW YORK, NY 10005.
(b)
The Committee shall require that any share certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Grantee shall have delivered to the Company a share power, endorsed in blank, relating to the share covered by such Award. If and when such restrictions so lapse, the share certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 7.3 (and the share power shall be so delivered or shall be discarded).

7.3. Restrictions and Conditions. Unless otherwise provided by the Committee, the Restricted Shares awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a)
Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber, or assign Restricted Shares awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clauses (c) and (d) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

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(b)
Except as provided in the foregoing clause (a), below in this clause (b), or in Section 15, or otherwise provided in the Award Agreement, the Grantee shall have, in respect of the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares, and, except as provided below, the right to receive any cash dividends. Certificates for Shares (not subject to restrictions hereunder), if any, shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Restricted Shares.

(c)
Except if otherwise provided in the applicable Award Agreement at the time of grant or as determined thereafter by the Committee, if the Grantee has a Termination of Service for any reason, during the applicable period of forfeiture, then (i) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (ii) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee (if any) for such forfeited Restricted Shares as contemplated by Section 7.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Shares.

8.	PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS
8.1. Grant of Restricted Share Units. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the granting of Restricted Share Units to Eligible Persons; (ii) accelerate at any time vesting of all or any portion of any Restricted Share Unit pursuant to the Award Agreement at the time of grant or thereafter; and (iii) determine or impose other conditions to the grant of Restricted Share Units under the Plan as it may deem appropriate, including whether Performance Goals (as provided for under Section 11) apply thereto.
8.2. Term. The Committee may provide in an Award Agreement that any particular Restricted Share Unit shall expire at the end of a specified term.
8.3. Vesting. Restricted Share Units shall vest as provided in the applicable Award Agreement.
8.4. Settlement of Restricted Share Units.
(a)
Each vested and outstanding Restricted Share Unit shall be settled by the transfer to the Grantee of one Share; provided that, at the time of grant or thereafter, the Committee may provide that a Restricted Share Unit may be settled in (i) cash at the applicable Restricted Share Unit Value, (ii) cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee, or (iii) cash or by transfer of Shares as elected by the Company.

(b)	Restricted Share Units shall be settled with a single payment or transfer by the Company on the Settlement Date.
(c)
 Unless otherwise provided in the applicable Award Agreement, the "Settlement Date" with respect to a Restricted Share Unit is as soon as practicable after (but not later than the first day of the month to follow) the Restricted Share Unit Vesting Date. The "Restricted Share Unit Vesting Date" is the date on which the Restricted Share Unit vests.

8.5.  Other Restricted Share Unit Provisions.
(a)
Rights to payments with respect to Restricted Share Units granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(b)
A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder shall be made to the Grantee's estate. If a Grantee with a vested Restricted Share Unit dies, such Restricted Share Unit shall be settled and the Restricted Share Unit Value in respect of such Restricted Share Units paid shall be accelerated and paid.

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(c)
The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which distributions with respect to Restricted Share Units may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(d)	Notwithstanding any other provision of this Section 8, any fractional Restricted Share Unit will be paid out in cash at the Restricted Share Unit Value as of the Restricted Share Unit Vesting Date.
(e)
No Restricted Share Unit shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 9, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative, or other similar rights with respect to any Restricted Share Unit.

9.	PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS
9.1. Grant of Dividend Equivalent Rights. Subject to the other terms of the Plan, the Committee may, in its discretion, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Shares, to be credited as of the dividend payment dates, during the period between the date a Dividend Equivalent Right is granted, and the date such a Dividend Equivalent Right vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options or Share Appreciation Rights, such Dividend Equivalent Rights shall be payable regardless of whether such Option or Share Appreciation Right, as applicable, is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.
9.2. Certain Terms.
(a)	The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.
(b)	Unless otherwise determined by the Committee, except as contemplated by Section 9.4, a Dividend Equivalent Right is payable only while the Participant is an Eligible Person.
(c)	Payment of the amount determined in accordance with Section 9.1 shall be in cash, in Common Shares, or a combination of the both, as determined by the Committee.
(d)	The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.
(e)	A Dividend Equivalent Right granted with respect to a Qualified Performance-Based Award may not be payable unless and until the Performance Goals have been achieved.
9.3. Other Types of Dividend Equivalent Rights. The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 9 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right with respect to a Restricted Share Unit, which right would consist of the right (subject to Section 9.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.
9.4. Deferral. The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have Restricted Share Units credited, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.
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10.	OTHER EQUITY-BASED AWARDS
The Board shall have the right to grant other Awards based upon the Common Shares having such terms and conditions as the Board may determine.
11.	PERFORMANCE GOALS
11.1. The Committee, in its discretion, (i) may establish one or more Performance Goals as a precondition to the issuance or vesting of Awards, and (ii) may provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied.  Except with respect to Qualified Performance-Based Awards, the Committee may determine that satisfaction of the Performance Goals will be in its discretion.
11.2. Performance-Based Awards to Covered 162(m) Employees.
(a)
In the case of any grant to a Covered 162(m) Employee intended to qualify as performance-based compensation under Section 162(m) of the Code (including, for these purposes, grants constituting performance-based compensation, as determined without regard to certain shareholder approval and disclosure requirements by virtue of an applicable transition rule) (a "Qualified Performance-Based Award"), the Committee shall define in a reasonably objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle and this Plan shall be interpreted and operated consistent with that intention. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or Participant.

(b)
The Committee may designate any Award as a Qualified Performance-Based Award upon grant, in each case based upon a determination that (i) the Grantee is or may be a Covered 162(m) Employee with respect to such Award, and (ii) the Committee wishes such Award to qualify as performance-based compensation under Section 162(m) of the Code. The provisions of this Section 11.2 shall apply to all such Qualified Performance-Based Awards, notwithstanding any other provision of this Plan other than Section 15.  Notwithstanding anything contained in this Section 11.2 to the contrary, Options and Share Appreciation Rights need not satisfy the specific Performance Criteria described in this Section 11.2 in order to qualify as performance-based compensation under Section 162(m) of the Code.

(c)
Each Qualified Performance-Based Award (other than an Option or Share Appreciation Right) shall be earned, vested, and payable (as applicable) only upon the achievement of one or more Performance Goals, which shall be based upon the Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived upon the death or Disability of the Grantee, and (ii) the provisions of Section 15 shall apply notwithstanding this sentence.

(d)
The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of a Participant (i) in the event of, or in anticipation of, a Change in Control or any unusual or extraordinary corporate item, transaction, event, or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(e)
With respect to each Qualified Performance-Based Award, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Qualified Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Qualified Performance-Based Awards to different Covered 162(m) Employees.

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(f)
Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing or by resolution whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to calculate and certify in writing or by resolution the amount of the Qualified Performance-Based Award earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered 162(m) Employee's Qualified Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Qualified Performance-Based Award for a Covered 162(m) Employee if, in its sole judgment, such reduction or elimination is appropriate.

(g)
The maximum number of Shares payable to any one Covered 162(m) Employee under the Plan each year is one million Shares (subject to adjustment as provided in Section 15 hereof) or $10,000,000 in the case of Awards settled in cash.

12.	TAX WITHHOLDING
12.1.  In General. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state, or local income or other taxes incurred by reason of (i) the exercise of any Option or Share Appreciation Right, (ii) the lapsing of any restrictions applicable to any Restricted Shares, (iii) the receipt of a distribution in respect of Restricted Share Units or Dividend Equivalent Rights, or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).
12.2. Share Withholding.
(a)
Upon exercise of an Option or Share Appreciation Right, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the minimum required employer withholding liability for such withholding taxes. In the event that the Committee permits, and the Optionee makes, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option or Share Appreciation Right does not give rise to an obligation by the Company to withhold federal, state, or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b)
Upon lapsing of restrictions on Restricted Shares (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the minimum required employer withholding liability for such withholding taxes. In the event that the Committee permits, and the Grantee makes, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of the lapsing of restrictions (or other income-recognition event) sufficient to satisfy the applicable withholding taxes.

(c)
Upon the making of a distribution in respect of Restricted Share Units or Dividend Equivalent Rights, the Grantee may, if approved by the Committee in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the minimum required employer withholding liability for such withholding taxes. In the event that the Committee permits, and the Grantee makes, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of the distribution (or other income-recognition event) sufficient to satisfy the applicable withholding taxes.

(d)
Upon the occurrence of any other income-recognition event with respect to an Award granted under the Plan that occurs upon or concurrently with the issuance or vesting of, or lapsing of restrictions on, Common Shares, the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be issued, vested, or released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the minimum required employer withholding liability for the withholding taxes. In the event that the Committee permits, and the Grantee makes, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of such income-recognition event sufficient to satisfy the applicable withholding taxes.

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(e)
For purposes of determining the number of Shares to be withheld or delivered to satisfy the applicable minimum required employer withholding taxes pursuant to this Section 12.2 of the Plan, the Fair Market Value of the Shares shall be calculated in the same manner as the Shares are valued for purposes of determining the amount of withholding taxes due.

12.3. Withholding Required. Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Share Appreciation Right, Restricted Share, Restricted Share Units, Dividend Equivalent Right, or other Award shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option or Share Appreciation Right, (ii) the lapsing of restrictions on the Restricted Shares (or other income-recognition event), (iii) distributions in respect of any Restricted Share Unit or Dividend Equivalent Right, or (iv) any other income-recognition event with respect an Award granted under the Plan.
13.	REGULATIONS AND APPROVALS
13.1. The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
13.2. The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.
13.3. Each grant of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units (or issuance of Shares in respect thereof), or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 10 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights, other Awards, or other Shares, no payment shall be made, or Restricted Share Units or Shares issued or grant of Restricted Shares or other Award made, in whole or in part, unless listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions in a manner reasonably acceptable to the Committee.
13.4. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.
13.5. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.
14.	INTERPRETATION AND AMENDMENTS; OTHER RULES
The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, Share Appreciation Rights, Restricted Share Units or Shares (whether or not Restricted Shares), or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation, or procedure, or as to any question, right, or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may materially and adversely affect a Participant with respect to an Award previously granted without such Participant's consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without shareholder approval in any case in which amendment in the absence of shareholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.  Except as provided in Section 15, (i) the Exercise Price of an outstanding Option or Share Appreciation Right may not be reduced, directly, or indirectly by cancelation, regrant, or otherwise, without shareholder approval, and (ii) an outstanding Option or Share Appreciation Right with an Exercise Price in excess of the then Fair Market Value may not be cancelled for consideration payable in cash or equity securities of the Company without shareholder approval.  Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendment to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate, without the consent of the Participant, to (1) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (2) comply with the requirements of Section 409A.
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15.	CHANGES IN CAPITAL STRUCTURE
15.1. If (i) the Company and/or its Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or shares of the Company and/or its Subsidiaries, or a transaction similar thereto, (ii) any share dividend, share split, reverse share split, share combination, reclassification, recapitalization, or other similar change in the capital structure of the Company or its Subsidiaries, or any distribution to holders of Common Shares other than cash dividends, shall occur, or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:
(a)
the Committee may appropriately adjust (i) the maximum aggregate number of Shares which may be made subject to Options (including Incentive Share Options), Share Appreciation Rights, and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Restricted Shares that may be granted under the Plan, and the maximum aggregate number of Restricted Share Units and other Awards which may be granted under the Plan; (ii) the maximum number of Options (including Incentive Share Options), Share Appreciation Rights, and Dividend Equivalent Rights that may be granted to an individual Participant under the Plan, the maximum number and kind of Restricted Shares that may be granted to an individual Participant under the Plan, and the maximum number of Restricted Share Units and other Awards which may be granted to an individual Participant under the Plan; and (iii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan; and

(b)
the Committee may take any such action as in its discretion shall be necessary to maintain each Participants' rights hereunder (including under their Award Agreements) with respect to Options, Share Appreciation Rights, Restricted Share Units, and Dividend Equivalent Rights (and, as appropriate, other Awards under Section 10), so that they are substantially proportionate to the rights existing in such Options, Share Appreciation Rights, Restricted Share Units, and Dividend Equivalent Rights (and other Awards under Section 10) prior to such event, including, without limitation, adjustments in (i) the number of Options, Share Appreciation Rights, Restricted Share Units, and Dividend Equivalent Rights (and other Awards under Section 10) granted, (ii) the number and kind of shares or other property to be distributed in respect of Options, Share Appreciation Rights. Restricted Share Units, and Dividend Equivalent Rights (and other Awards under Section 10 as applicable), (iii) the Exercise Price and Restricted Share Unit Value, (iv) the repurchase price, if any, per Share subject to each outstanding Restricted Share, (v) the per-person limits under the Plan, and (vi) Performance Criteria established in connection with Awards; provided that, in the discretion of the Committee, the foregoing clause (vi) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 15.1 had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.
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15.2. Any Shares or other securities distributed to a Grantee with respect to Restricted Shares or otherwise issued in substitution of Restricted Shares shall be subject to the restrictions and requirements imposed by Section 7, including depositing the certificates (if any) therefor with the Company together with a share power and bearing a legend as provided in Section 7.2(a).
15.3. If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Shares that is then subject to restrictions imposed by Section 7.3(a) may be required to deposit with the successor corporation the certificates, if any, for the shares or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Shares in a manner consistent with Section 7.2(b), and such shares, securities, or other property shall become subject to the restrictions and requirements imposed by Section 7.3(a), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 7.2(a).
15.4.  If a Change in Control shall occur, then the Committee may, in its sole discretion, take one or more of the following actions with respect to all or some outstanding Awards:
(a)
Provide that all (or some) outstanding Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Change in Control shall (i) become fully or partially exercisable as of the effective time of the Change in Control or thereafter with respect to any time-based vesting conditions or restrictions; and/or (ii) all outstanding Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Change in Control shall become exercisable as of the effective time of the Change in Control or thereafter with respect to any Performance Goals (A) at target levels, (B) based on actual performance achieved as of the Change in Control or thereafter, or (C) at the greater or lesser of target levels or actual performance achieved as of the Change in Control or thereafter, and, in the case of clauses (A), (B), and (C), either (x) based on the full Performance Cycle or (y) pro-rata based on the time that has elapsed in the applicable Performance Cycle as of the date of the Change in Control or thereafter;

(b)
Provide that all (or some) outstanding Awards (other than Options and Share Appreciation Rights) shall (i) become fully or partially vested and nonforfeitable with respect to any time-based vesting conditions or restrictions; and/or (ii) become vested and nonforfeitable with respect to any Performance Goals (A) at target levels, (B) based on actual performance achieved as of the Change in Control or thereafter, or (C) at the greater or lesser of target levels or actual performance achieved as of the Change in Control or thereafter, and, in the case of clauses (A), (B), and (C), either (x) based on the full Performance Cycle or (y) pro-rata based on the time that has elapsed in the applicable Performance Cycle as of the date of the Change in Control or thereafter;

(c)
Make or provide for a cash payment to the Optionee holding an Option or Share Appreciation Right, in exchange for the cancellation thereof, in an amount equal to the difference, if any, between (A) the consideration received by the shareholders of the Company in connection with the Change in Control multiplied by the number of Shares subject to such Option or Share Appreciation Right (to the extent then exercisable (after taking into account any acceleration under this Section 15 or the applicable Award Agreement)) and (B) the aggregate Exercise Price for the Shares that would be issued pursuant to the exercise of such Option or Share Appreciation Right;

(d)
Permit the Optionee, within a specified period of time prior to the consummation of the Change in Control, as determined by the Committee, to exercise such Option or Share Appreciation Right as of, and subject to, the consummation of such Change in Control (to the extent such Option or Share Appreciation Right would be exercisable as of the consummation of such Change in Control (after taking into account any acceleration under this Section 15 or the applicable Award Agreement));

(e)	Provide for the assumption or continuation of an outstanding Award by the successor entity;
(f)
Provide for the substitution of outstanding Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the applicable Exercise Price; or

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(g)
Make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, provided that the Committee determines that such adjustments do not have a material and adverse economic impact on the Participant as determined at the time of the adjustments.

15.5. Any adjustment made pursuant to this Section 15 applicable to Qualified Performance-Based Awards shall be consistent with the requirements of Section 162(m) of the Code (unless the Committee determines that such Qualified Performance-Based Award shall not longer be qualified performance-based compensation for purposes of Section 162(m) of the Code).
15.6. The judgment of the Committee with respect to any matter referred to in this Section 15 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.
16.	MISCELLANEOUS
16.1. No Rights to Employment or Other Service. Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company and/or its Subsidiaries or interfere in any way with the right of the Company and/or its Subsidiaries and its shareholders to terminate the individual's employment or other service at any time.
16.2. Right of First Refusal; Right of Repurchase. At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.
16.3. No Fiduciary Relationship. Nothing contained in the Plan (including without limitation Sections 8.5(c) and 9.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company and/or its Subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its Subsidiaries, or any other person or entity, on the other. No Participant or any Eligible Person shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates, nor the Committee is obligated to treat Participants or Eligible Persons uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Person who receive, or are eligible to receive, Awards (whether or not such Eligible Persons are similarly situated).
16.4. No Fund Created. Any and all payments hereunder to any Participant under the Plan shall be made from the general funds of the Company (or, if applicable, a Subsidiary), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Restricted Share Units and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any affiliate of the Company is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such affiliate.) Without limiting the foregoing, Restricted Share Units and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee's right in the Restricted Share Units and any such other devices is limited to the right to receive payment, if any, as may herein be provided.
16.5. Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or its designee by electronic mail or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally by electronic mail, sent by facsimile transmission, or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 16.5.
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16.6. Exculpation and Indemnification. No member of the Board or the Committee shall be liable for any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, including any exercise of discretion, except to the extent required by law.  The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under the Plan, to the maximum extent permitted by law.
16.7. Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.
16.8. Governing Law. THE PLAN AND ALL AWARD AGREEMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.
16.9. Section 409A.
(a)
Awards granted under the Plan are intended to be exempt from Section 409A. To the extent that the Plan or any Award is not exempt from the requirements of Section 409A, the Plan or such Award is intended to comply with the requirements of Section 409A and shall be limited, construed, and interpreted in accordance with such intent. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A or any damages for failing to comply with Section 409A.

(b)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt "deferred compensation" for purposes of Section 409A would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Participant's Disability or Termination of Service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability, or Termination of Service meet the description or definition of "change in control event", "disability," or "separation from service," as applicable, in Section 409A (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability, or Termination of Service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability, or Termination of Service, as applicable.

(c)
If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Committee shall determine which Awards or portions thereof will be subject to such exemptions.

(d)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt "deferred compensation" for purposes of Section 409A would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant's Termination of Service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j) (4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (i) the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant's Termination of Service will be accumulated through and paid or provided on the first day of the seventh month following the Participant's Termination of Service (or, if the Participant dies during such period, within 30 days after the Participant's death); and (ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of such delay period.

(e)
If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant's right to the "series of installment payments" (as described in Treas. Reg. Section 1.409A-2(b)(2)(iii)) shall be treated as a right to a series of separate payments and not to a single payment.

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16.10. Severability.  If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of this Plan, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of all applicable laws and regulations, those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with any applicable laws or regulations.
16.11. Transferability.  Each Award granted under the Plan shall be nontransferable by the Grantee except by will or the laws of descent and distribution of the State wherein the Grantee or Optionee is domiciled at the time of his death; provided, however, that the Committee may permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, and (ii) is otherwise appropriate and desirable.
16.12. Trading Restrictions.  All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Common Shares are listed, quoted, or traded. The Committee may place legends on any Share certificate or issue instructions to the transfer agent to reference restrictions applicable to the Shares.
16.13. Clawback.  Notwithstanding any provisions in this Plan or any Award Agreement to the contrary, to the extent required by (i) applicable law, including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and/or (ii) any policy that may be adopted by the Company, amounts paid or payable pursuant to this Plan or any Award Agreement shall be subject to clawback to the extent necessary to comply with such law(s) and/or policy, which clawback may include forfeiture of Awards and/or repayment of amounts paid or payable pursuant to this Plan or any Award Agreement.
16.14. Other Benefits.  No payment or benefit under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or its Subsidiaries or other affiliates unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
16.15. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to assume, continue, or substitute awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to a Subsidiary or affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

20

APPENDIX B

GLOBAL SELF STORAGE, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  Global Self Storage, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I

INCORPORATOR

Thomas B. Winmill, whose address is 11 Hanover Square, New York, NY 10005, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on December 12, 1996.

ARTICLE II

NAME
The name of the corporation (the "Corporation") is:

Global Self Storage, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) and exercise and enjoy all of the general powers, rights, and privileges for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of the charter of the Corporation (the "Charter"), "REIT" means a real estate investment trust under Sections 856 through 860 of the Code or any successor provision.
ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o InCorp Services, Inc., 1519 York Road, Lutherville, MD 21093.  The name of the resident agent of the Corporation in the State of Maryland is InCorp Services, Inc., whose post office address is 1519 York Road, Lutherville, MD 21093.  The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1  Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The number of directors of the Corporation is five (5), which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the "Bylaws"), but shall never be less than the minimum number required by the Maryland General Corporation Law (the "MGCL").  The names of the directors who are currently in office are:
Russell E. Burke III

 George B. Langa

 Mark C. Winmill

Thomas B. Winmill

William C. Zachary

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

Section 5.2  Extraordinary Actions.  Except as specifically provided in the Bylaws and Section 5.8 (relating to removal of directors) and the last sentence of Article VIII of the Charter, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 5.3  Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4  Preemptive and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive or preferential right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon such terms and conditions as may be specified by the Board of Directors, determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Section 5.5  Indemnification.  To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.  The rights to indemnification and advance of expenses provided herein shall vest immediately upon election of a director or officer.  The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Section 5.5, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 5.5, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 5.6  Determinations by Board.  The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock, or the payment of other distributions on its stock; the amount of paid‑in surplus, net assets, other surplus, cash flow, net operating income, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits, or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges, and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series that the Corporation has authority to issue; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding, and/or disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general), or other entity; the compensation of directors, officers, employees, or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter, or Bylaws or otherwise to be determined by the Board of Directors.
Section 5.7  REIT Qualification.  The Corporation has elected to qualify for federal income tax treatment as a REIT beginning with its taxable year ended December 31, 2013 and, accordingly, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code.  The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8  Removal of Directors.  Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined herein) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.  For the purpose of this paragraph, "cause" shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
Section 5.9  Corporate Opportunities.  The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation, developed by or presented to one or more directors, officers, employees, or agents of the Corporation.
A Dual Role Person (as defined herein) shall not be required to communicate or offer to the Corporation or any of its Affiliated Companies (as defined herein) any Dual Opportunity (as defined herein) that such Dual Role Person has communicated or offered to an Affiliated Company and shall not be prohibited from communicating or offering any Dual Opportunity to such Affiliated Company, and the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any such Dual Opportunity, so long as (x) the Dual Opportunity does not become known to the Dual Role Person solely by way of his or her capacity as a director or officer of the Corporation, and (y) the Dual Opportunity is not presented by the Dual Role Person to any party other than such Affiliated Company and the Dual Role Person does not pursue the Dual Opportunity individually.
In addition to and notwithstanding the foregoing provisions of this Section 5.9, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake. Moreover, nothing in this Section 5.9 shall amend or modify in any respect any written contractual agreement between an Affiliated Company on the one hand and the Corporation or any of its other Affiliated Companies on the other hand.

For purposes of this Section 5.9:
"Affiliated Company" means with respect to the Corporation, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of the foregoing definition, the term "controls," "is controlled by," or "is under common control with" means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
"Dual Opportunity" means any potential transaction or matter which may be a business opportunity for an Affiliated Company, on the one hand, and the Corporation or any of its other Affiliated Companies, on the other hand.
"Dual Role Person" means any individual who is an officer or director of both the Corporation and an Affiliated Company.
"Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity or any department, agency, or political subdivision thereof.
The provisions of this Section 5.9 (other than the first paragraph) shall have no further force or effect at such time as none of the directors and/or officers of the Affiliated Companies serve as directors and/or officers of the Corporation and its other Affiliated Companies; provided, however, that any such termination shall not terminate the effect of such provisions with respect to any agreement, arrangement or other understanding between the Corporation or an Affiliated Company thereof on the one hand, and another Affiliated Company, on the other hand, that was entered into before such time or any transaction entered into in the performance of such agreement, arrangement or other understanding, whether entered into before or after such time.
Any person or entity purchasing or otherwise acquiring or obtaining any interest in any stock of the Corporation shall be deemed to have notice and to have consented to the provisions of this Section 5.9.
The invalidity or unenforceability of any particular provision, or part of any provision, of this Section 5.9 shall not affect the other provisions or parts hereof, and this Section 5.9 shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

ARTICLE VI

STOCK

Section 6.1  Authorized Shares.  The Corporation has authority to issue five hundred million (500,000,000) shares of stock, consisting of 450,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and 50,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").  The aggregate par value of all authorized shares of stock having par value is $5,000,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3, or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.
Section 6.2  Common Stock.  Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.
Section 6.3  Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time, into one or more classes or series of stock.
Section 6.4  Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT").  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events, or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5  Action by Stockholders.  Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.
Section 6.6  Charter and Bylaws.  The rights of all stockholders and the terms of all stock of the Corporation are subject to the provisions of the Charter and the Bylaws. Except as specifically provided in the Bylaws, the Board of Directors shall have the exclusive power to adopt, alter, or repeal any provision of the Bylaws.  In the event that the power to adopt, alter, or repeal the Bylaws is concurrently vested in the stockholders, the Board of Directors, in its sole and absolute discretion, shall determine the manner and the vote, including any supermajority vote, by which the stockholders may adopt, alter, or repeal the Bylaws.
ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1  Definitions.  For the purpose of this Article VII, the following terms shall have the following meanings:
Aggregate Stock Ownership Limit.  The term "Aggregate Stock Ownership Limit" shall mean 9.8% (in value or number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.
Beneficial Ownership.  The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

Business Day.  The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation, or executive order to close.
Capital Stock.  The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.
Charitable Beneficiary.  The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Common Stock Ownership Limit.  The term "Common Stock Ownership Limit" shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.
Constructive Ownership.  The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.
Excepted Holder.  The term "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 7.2.7.
Excepted Holder Limit.  The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8 (unless otherwise provided by the terms and conditions of the agreements and undertakings entered into between such Excepted Holder and the Corporation in connection with the establishment of the Excepted Holder Limit for such Excepted Holder), the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Initial Date.  The term "Initial Date" shall mean [         ].
Market Price.  The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such Capital Stock is not listed or admitted to trading on the NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.
NASDAQ.  The term "NASDAQ" shall mean the Nasdaq Capital Market.
Person.  The term "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
Prohibited Owner.  The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
Restriction Termination Date.  The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership, and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.  The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise, or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on Capital Stock, or any agreement to take any such action or cause any such event, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable or exercisable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned, or Beneficially Owned and whether by operation of law or otherwise.  The terms "Transferring" and "Transferred" shall have the correlative meanings.
Trust.  The term "Trust" shall mean any trust provided for in Section 7.3.1.
Trustee.  The term "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.
Section 7.2  Capital Stock.
Section 7.2.1  Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:
(a) Basic Restrictions.

(i)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) Transfer in Trust.  If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i)  then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example, where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2  Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation, or instituting proceedings to enjoin such Transfer, or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3  Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.
Section 7.2.4  Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:
(a) every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock at any time during a taxable year of the Company, within 30 days after the end of such taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned or Constructively Owned and a description of the manner in which such shares are held.  Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall promptly provide to the Corporation such information as the Corporation may request, in order to determine the Corporation's status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5  Remedies Not Limited.  Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation's status as a REIT.
Section 7.2.6  Ambiguity.  In the case of any ambiguity in the application of any of the provisions of this Article VII, the Board of Directors may determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it.  In the event this Article VII requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not unambiguously contrary to the provisions of this Article VII.  Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of this Article VII, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.
Section 7.2.7  Exceptions.
(a) Subject to Section 7.2.1(a)(ii), the Board of Directors, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, and the provisions of Section 7.2.8, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board of Directors to ascertain that no individual's Beneficial Ownership or Constructive Ownership of shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii) such Person provides the Board of Directors with information, including any representations and undertakings requested by the Board of Directors in its reasonable discretion, that demonstrate such Person's Beneficial Ownership or Constructive Ownership of shares of Capital Stock in excess of the Aggregate Stock Ownership Limit or Common Stock Ownership Limit would not result in the Corporation owning (directly or indirectly) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant for the taxable year of the Corporation during which such determination is being made would reasonably be expected to equal or exceed the lesser of (a) one percent (1%) of the Corporation's gross income (as determined for purposes of Section 856(c) of the Code) or (b) an amount that would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code; and
(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.2.1(a)(ii) and unless otherwise determined by the Board of Directors, an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable or exercisable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable or exercisable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8  Increase or Decrease in Common Stock Ownership Limit  or Aggregate Stock Ownership Limit.  Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons.  No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person's percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit.  No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved by the Board of Directors if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Capital Stock.
Section 7.2.9  Legend.  Each certificate for shares of Capital Stock, if certificated, or any written statement of information in lieu of a certificate delivered to a holder of uncertificated shares of Capital Stock shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation's maintenance of its status as a REIT under the Internal Revenue Code of 1986, as amended (the "Code").  Subject to certain further restrictions and except as expressly provided in the Charter, (i) no Person may Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own shares of Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.  Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice).  If any of the restrictions on transfer or ownership as set forth in (i), (ii) and (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i) through (iii) above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge.  Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or written statement of information delivered in lieu of a certificate, if any, may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

Section 7.3  Transfer of Capital Stock in Trust.
Section 7.3.1  Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.
Section 7.3.2  Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions, and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3  Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee's sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes and determining the other rights of stockholders.
Section 7.3.4  Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall use best efforts to sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise, or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5  Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 7.3.6  Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries.  Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.
Section 7.4 NASDAQ Transactions.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII. The Corporation is authorized specifically to seek money damages and/or reimbursement for any expenses, including, but not limited to, attorney's fees, incurred in connection with any efforts deemed necessary by the Board of Directors to enforce the provisions of this Article VII.
Section 7.6 Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
Section 7.7 Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.
ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including, but not limited to, any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors, and officers are granted subject to this reservation.  Except as otherwise provided in the next sentence and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.  However, any amendment to Article V, Section 5.8, or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal, or adoption.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.
FIFTH:  The name and address of the Corporation's current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.
SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.
SEVENTH:  The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 20,000,000, consisting of 19,900,000 shares of Common Stock, $0.01 par value per share, and 100,000 shares of Series A Participating Preferred Stock, $0.01 par value per share.  The aggregate par value of all shares of stock having par value was $200,000.
EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 500,000,000, consisting of 450,000,000 shares of Common Stock, $0.01 par value per share, and 50,000,000 shares of Preferred Stock, $0.01 par value per share.  The aggregate par value of all authorized shares of stock having par value is $5,000,000.
NINTH:  The Corporation has elected to be subject to Section 3-804(c)(2) and (3) of the Maryland General Corporation Law (the "MGCL"). The repeal of the Corporation's election to be subject to Section 3-804(c)(2) and (3) of the MGCL may be effected only by a resolution adopted by the Board of Directors.
TENTH:  The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this _____ day of ____________, 2017.

ATTEST:	GLOBAL SELF STORAGE, INC.

__________________________	By: _________________________(SEAL)
Name:	Name:
Title: Secretary	Title: Chief Executive Officer

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